                            SCHEDULE 14A Information

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Sypris Solutions, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

[LOGO] SYPRIS
       SOLUTIONS

                          101 Bullitt Lane, Suite 450
                          Louisville, Kentucky 40222

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of the Stockholders of Sypris Solutions, Inc. (the "Company"), to be held at 101 Bullitt Lane, Lower Level Seminar Room, Louisville, Kentucky 40222 on Tuesday, May 7, 2002, at 10:00 a.m., local time.

      Matters to be considered and acted upon at the Annual Meeting include:

      1. A proposal to approve an amendment to Article Fifth of the Company's Certificate of Incorporation to increase the Company's authorized common stock from 20,000,000 shares to 30,000,000 shares;

      2. A proposal to approve an amendment to Article Sixth of the Company's Certificate of Incorporation to create a classified Board of Directors;

      3. A proposal to approve an amendment to Article Eighth of the Company's Certificate of Incorporation to eliminate stockholder action by written consent and increase the percentage of stockholders required to call a special meeting;

      4. The election of three (3) Class I directors for a term of one (1) year, three (3) Class II directors for a term of two (2) years, and two (2) Class III directors for a term of three (3) years;

      5. A proposal to approve an amendment to the Company's 1994 Stock Option Plan for Key Employees to increase the number of shares authorized for issuance thereunder from 2,500,000 to 4,000,000;

      6. A proposal to approve an amendment to the Company's Independent Directors' Stock Option Plan to increase the number of shares authorized for issuance thereunder from 500,000 to 750,000; and

      7. Such other matters as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

      Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the enclosed Proxy Statement. We encourage you to review this material carefully.

      It is important that your shares be represented and voted at the meeting, whether or not you plan to attend in person. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. A proxy may be revoked at any time prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement and will not affect your right to vote in person in the event that you decide to attend the meeting.


/s/ Jeffrey T. Gill                            /s/ Robert E. Gill


Jeffrey T. Gill                                Robert E. Gill

President and Chief Executive Officer          Chairman of the Board

                            SYPRIS SOLUTIONS, INC.
                          101 Bullitt Lane, Suite 450
                          Louisville, Kentucky 40222
                                (502) 329-2000

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 7, 2002

                               -----------------

To the Stockholders of Sypris Solutions, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Sypris Solutions, Inc. (the "Company") will be held on Tuesday, May 7, 2002, at 10:00 a.m., local time, at 101 Bullitt Lane, Lower Level Seminar Room, Louisville, Kentucky 40222, for the following purposes:

      1. A proposal to approve an amendment to Article Fifth of the Company's Certificate of Incorporation to increase the Company's authorized common stock from 20,000,000 shares to 30,000,000 shares;

      2. A proposal to approve an amendment to Article Sixth of the Company's Certificate of Incorporation to create a classified Board of Directors;

      3. A proposal to approve an amendment to Article Eighth of the Company's Certificate of Incorporation to eliminate stockholder action by written consent and increase the percentage of stockholders required to call a special meeting;

      4. The election of three (3) Class I directors for a term of one (1) year, three (3) Class II directors for a term of two (2) years, and two (2) Class III directors for a term of three (3) years;

      5. A proposal to approve an amendment to the Company's 1994 Stock Option Plan for Key Employees to increase the number of shares authorized for issuance thereunder from 2,500,000 to 4,000,000;

      6. A proposal to approve an amendment to the Company's Independent Directors' Stock Option Plan to increase the number of shares authorized for issuance thereunder from 500,000 to 750,000; and

      7. Such other matters as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 19, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof. A proxy may be revoked at any time prior to its exercise at the meeting by following the instructions in this Proxy Statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                          By Order of the Board of Directors
                                          /s/ Richard L. Davis
                                          Richard L. Davis
                                          Secretary

Louisville, Kentucky
March 28, 2002

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU CAN VOTE YOUR SHARES BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. MOST STOCKHOLDERS CAN ALSO VOTE THEIR SHARES OVER THE INTERNET OR BY TELEPHONE. IF INTERNET OR TELEPHONE VOTING IS AVAILABLE TO YOU, VOTING INSTRUCTIONS ARE PRINTED ON THE PROXY CARD SENT TO YOU.

                            SYPRIS SOLUTIONS, INC.
                          101 Bullitt Lane, Suite 450
                          Louisville, Kentucky 40222
                                (502) 329-2000

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of Sypris Solutions, Inc. (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 7, 2002, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 101 Bullitt Lane, Lower Level Seminar Room, Louisville, Kentucky 40222. The Company's telephone number is (502) 329-2000.

      These proxy solicitation materials were mailed on or about March 28, 2002 to all stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A copy of the Annual Report for the Company for the fiscal year ended December 31, 2001, including financial statements, was sent to the stockholders concurrently with this Proxy Statement.

      As of January 1, 2002, the Company changed the name of its four major operating subsidiaries as part of a comprehensive branding initiative. The new names of the four subsidiaries are Sypris Data Systems, Inc., formerly Metrum-Datatape, Inc.; Sypris Electronics, LLC, formerly Group Technologies Corporation; Sypris Technologies, Inc., formerly Tube Turns Technologies, Inc.; and Sypris Test & Measurement, Inc., formerly Bell Technologies, Inc.

Record Date and Share Ownership


      Stockholders of record at the close of business on March 19, 2002 (the "Record Date") of the Company's common stock, par value $.01 per share (the "Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 9,945,953 shares of Common Stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of 5% or more of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."


Proxies and Voting Procedures

      Most stockholders have a choice of voting over the Internet, using a toll-free telephone number or completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for eligible stockholders of record will close at 12:00 Midnight (EST) on May 6, 2002. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. Each stockholder is assigned a unique control number that the stockholder may use as the stockholder's "signature" to appoint a proxy over the telephone or Internet. The control number and detailed instructions to be followed are set forth on the proxy card.

      You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), by delivering instructions to the Secretary of the Company at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222, or by voting by ballot at the Annual Meeting.

      The method by which you vote will in no way limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting.

      All shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If any other matter, not known or determined at the time of solicitation of proxies, properly comes before the Annual Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

Stockholders Entitled to Vote; Vote Required

      Each holder of Common Stock is entitled to one vote for each share of Common Stock on each matter properly brought before the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

      The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum at the meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). The approval and adoption of the proposals to approve amendments to Articles Fifth, Sixth and Eighth of the Company's Certificate of Incorporation require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The approval and adoption of the proposals to amend the Company's 1994 Stock Option Plan for Key Employees and the Company's Independent Directors' Stock Option Plan and each other item to be voted on at the Annual Meeting require, in each case, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker "non-votes" are not counted as votes cast on any matter to which they relate.

      In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the location of the Annual Meeting on May 7, 2002 and for 10 days prior to the Annual Meeting at our headquarters located at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222, between the hours of 8:30 a.m. and 5:30 p.m. EST.


      As of the Record Date, GFP, Ltd., Gill Family Capital Management, Inc., Robert E. Gill, Virginia G. Gill, Jeffrey T. Gill and R. Scott Gill (collectively, the "Gill Family") beneficially owned an aggregate of 8,441,611 shares of the Company's Common Stock or approximately 84.2% of the shares of the Company's Common Stock outstanding on such date. The members of the Gill Family have indicated their intention to vote their shares of the Company's Common Stock for the election of the director nominees named herein and in favor of approval and adoption of each of the other proposals.



      A Note About Our Common Stock Offering. On February 21, 2002, we filed a Registration Statement on Form S-2 for the sale of 3,000,000 shares of Common Stock, plus up to an additional 450,000 shares to cover over-allotments (the "Offering"). The Offering has not been completed and the results of the Offering are not reflected in our disclosures in this Proxy Statement. If you purchase shares in the Offering, you will not have owned those shares on the Record Date of the Annual Meeting (March 19, 2002), and you, therefore, do not have the right to vote those shares at the Annual Meeting.

Cost of Proxy Solicitation

      The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Security Ownership of Certain Beneficial Owners and Management


      The following table sets forth certain information with respect to beneficial ownership of Common Stock as of March 19, 2002, including beneficial ownership by: (i) each person who is known by the Company to own beneficially more than 5% of each class of stock; (ii) each of the Company's directors who owns shares; (iii) each of the Named Officers reflected in the Summary Compensation Table; and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.



                                                                 Shares Beneficially Owned
                                                                 ------------------------
                                                                       Common Stock
                                                                 ------------------------
                                                                    Number        Percent
                                                                   ---------      -------
Robert E. Gill (1).............................................. 3,275,666         32.9%
253 Canton Avenue East
Winter Park, Florida 32789

Virginia G. Gill (2)............................................ 3,275,666         32.9%
253 Canton Avenue East
Winter Park, Florida 32789

Jeffrey T. Gill (3)............................................. 6,047,906         60.6%
101 Bullitt Lane, Suite 450
Louisville, Kentucky 40222

R. Scott Gill (4)............................................... 5,667,371         56.8%
1209 North Astor Street
Chicago, Illinois 60610

GFP, Ltd.(5).................................................... 3,274,666         32.9%
101 Bullitt Lane, Suite 450
Louisville, Kentucky 40222

Gill Family Capital Management, Inc.(6)......................... 3,274,666         32.9%
101 Bullitt Lane, Suite 450
Louisville, Kentucky 40222

Henry F. Frigon (7).............................................    87,320            *
William L. Healey (8)...........................................    40,500            *
Roger W. Johnson (9)............................................    81,694            *
Sidney R. Petersen (10).........................................   103,361          1.0%
Robert Sroka (11)...............................................    80,013            *
James G. Cocke (12).............................................     4,125            *
John M. Kramer (13).............................................    59,470            *
David D. Johnson (14)...........................................    63,770            *
Richard L. Davis (15)...........................................    70,493            *
Current directors and executive officers as a group (15 persons) 9,171,127         86.5%


--------
*     less than 1%.

 (1) Includes 500 shares beneficially owned by Virginia G. Gill, his wife. Robert E. Gill shares voting and investment power with his spouse with respect to these shares. Also includes 3,274,666 shares of the Common Stock of the Company owned by GFP, Ltd., a Kentucky limited partnership, of which Robert E. Gill is a limited partner holding a 45.31% ownership interest and of which Virginia G. Gill is a limited partner holding a 46.20% ownership interest. On the basis of certain provisions of the limited partnership agreement of GFP, Ltd. (the "Partnership Agreement"), Robert E. Gill and Virginia G. Gill may be deemed to beneficially own shares of Common Stock that are attributable to such limited partnership interests. Mr. Gill is also a director and executive officer of the Company.

 (2) Includes 500 shares beneficially owned by Robert E. Gill, her husband. Virginia G. Gill shares voting and investment power with her spouse with respect to these shares. Also includes 3,274,666 shares held by GFP, Ltd. See footnote (1) above for certain information concerning GFP, Ltd.

 (3) Includes 40,000 shares issuable under currently exercisable stock options and 23,975 shares owned by Patricia G. Gill, his wife. Jeffrey T. Gill shares voting and investment power with his spouse with respect to these shares. Also includes 3,274,666 shares held by GFP, Ltd., of which Jeffrey
     T. Gill is a limited partner holding a 0.64% ownership interest, of which Patricia G. Gill is a limited partner holding a 0.64% ownership interest, and of which trusts for the benefit of Jeffrey T. Gill's children, of which Jeffrey T. Gill is trustee, are limited partners holding an aggregate of 3.07% ownership interest. Gill Family Capital Management, Inc., a Kentucky corporation (the "General Partner"), is the general partner of GFP, Ltd., with a 0.96% ownership interest in GFP, Ltd. Jeffrey
     T. Gill is the Co-President and Treasurer of the General Partner, is one of two directors of the General Partner, and is a 50% shareholder of the General Partner. On the basis of Jeffrey T. Gill's positions with the General Partner, and pursuant to certain provisions of the Partnership Agreement, Jeffrey T. Gill may be deemed to beneficially own shares of Common Stock attributable to the General Partner. Mr. Gill is also a director and executive officer of the Company and was a Named Officer during the fiscal year ended December 31, 2001.

 (4) Includes 40,000 shares issuable under currently exercisable stock options. Includes 3,274,666 shares owned by GFP, Ltd., of which R. Scott Gill is a limited partner holding a 3.18% ownership interest. R. Scott Gill is the Co-President and Secretary of the General Partner, is one of two directors of the General Partner, and is a 50% shareholder of the General Partner. On the basis of R. Scott Gill's positions with the General Partner, and pursuant to certain provisions of the Partnership Agreement, R. Scott Gill may be deemed to beneficially own shares of Common Stock attributable to the General Partner. Mr. Gill is also a director of the Company.

 (5) Voting and investment power is exercised through the General Partner. See footnotes (3) and (4).

 (6) In its capacity as General Partner. See footnotes (3) and (4).

 (7) Includes 86,070 shares issuable under currently exercisable stock options.

 (8) Includes 40,000 shares issuable under currently exercisable stock options.

 (9) Includes 81,694 shares issuable under currently exercisable stock options.

(10) Includes 102,736 shares issuable under currently exercisable stock options, and 625 shares held by a family trust of which Mr. Petersen is a trustee. Mr. Petersen shares voting and investment power with respect to the shares held by the family trust.

(11) Includes 79,013 shares issuable under currently exercisable stock options.

(12) Includes 4,125 shares issuable under currently exercisable stock options. Mr. Cocke was a Named Officer during the fiscal year ended December 31, 2001.

(13) Includes 21,570 shares issuable under currently exercisable stock options. Mr. Kramer was a Named Officer during the fiscal year ended December 31, 2001.

(14) Includes 48,500 shares issuable under currently exercisable stock options. Mr. Johnson was a Named Officer during the fiscal year ended December 31, 2001.



(15) Includes 42,516 shares issuable under currently exercisable stock options. Mr. Davis was a Named Officer during the fiscal year ended December 31, 2001.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who beneficially owned more than 10% of the Company's Common Stock file certain reports with the Securities and Exchange Commission ("SEC") with regard to their beneficial ownership of the Common Stock. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports. Based solely upon its review of reports furnished to the Company of ownership on Form 3 and changes in ownership on Forms 4 and 5 filed with the SEC by the Company's officers, directors and certain beneficial owners, or written representations furnished to the Company by such persons, the Company believes that all filing requirements applicable to its directors, executive officers and 10% beneficial owners were satisfied.

Certain Relationships and Related Transactions

      During 2001, the Company did not engage in any transactions in which any director, officer or 5% stockholder of the Company had any material interest, except as described below.


      G. Darrell Robertson, Vice President of the Company and President and Chief Executive Officer of Sypris Data Systems, Inc., is currently indebted to the Company in the principal amount of $60,000, represented by his promissory note (originally in the principal amount of $100,000) bearing interest at 8% per annum, the principal and accrued interest on which is forgiven in five equal annual installments of $20,000 each, beginning February 28, 2001, so long as Mr. Robertson remains employed by the Company. This indebtedness arose in connection with Mr. Robertson's initial employment, pursuant to the terms of which he was granted a loan by the Company for relocation purposes.



      Effective March 11, 2002, William L. Healey, a director of the Company and a member of the Compensation Committee, was employed as President and Chief Executive Officer of Cal Quality Electronics, Inc. The Company purchases circuit card assemblies from Cal Quality Electronics, Inc. under supply contracts. The Company paid approximately $258,000 to Cal Quality Electronics, Inc. during 2001 and estimates payments may exceed $2,000,000 during 2002.


                             THE CHARTER PROPOSALS

      On October 23, 2001, the Board of Directors of the Company adopted resolutions proposing and recommending that the stockholders of the Company approve amendments to Article Sixth and Article Eighth of the Certificate of Incorporation. At the same meeting, the Board of Directors adopted a stockholders' rights plan, discussed below. The amendment to Article Sixth would, among other things: (i) authorize the Board of Directors to determine the number of directors, within a range of three and twelve directors; (ii) establish a classified Board of Directors having three classes with staggered three-year terms; (iii) provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office; (iv) require the affirmative vote of the holders of at least 80% of the shares of the capital stock of the Company issued and outstanding and entitled to vote to remove a director; and (v) require the affirmative vote of the holders of at least 80% of the shares of the capital stock of the Company issued and outstanding and entitled to vote to amend or repeal or adopt any provision inconsistent with Article Sixth. The amendment to Article Eighth would: (i) eliminate the ability of the stockholders of the Company to take action by written consent without a meeting of the stockholders of the Company; (ii) provide that special meetings of the stockholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors in writing, or by the holders of not less than 80% of all shares entitled to cast votes at the meeting (with the notice of any special meeting to include a description of the purpose or purposes for which the meeting is called); and (iii) require the affirmative vote of the holders of at least 80% of the shares of the capital stock of the Company issued and outstanding and entitled to vote to amend or repeal or adopt any provision inconsistent with Article Eighth. On February 26, 2002, the Board of Directors of the Company also adopted resolutions proposing and recommending that the stockholders of the Company approve an amendment to Article Fifth increasing the authorized shares of Common Stock from 20,000,000 shares to 30,000,000 shares. The amendments to Articles Fifth, Sixth and Eighth are sometimes referred to collectively in this Proxy Statement as the "Charter Proposals."

      If any Charter Proposal is not approved, the related article of the Certificate of Incorporation will remain in effect without amendment. If all of the Charter Proposals are approved, the Company intends to amend the Certificate of Incorporation by filing a certificate of amendment in substantially the form attached hereto as Appendix A (the "Certificate of Amendment") reflecting each of the Charter Proposals. The Charter Proposals would become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. Under Delaware law, the Company's stockholders are not entitled to dissenter's rights with respect to any of the proposed amendments to the Certificate of Incorporation. Stockholders are urged to read carefully Appendix A and the descriptions and discussions of the Charter Proposals that follow before voting on the Charter Proposals.

      Under Article Tenth of the Certificate of Incorporation, the Board of Directors has the power and authority to amend the bylaws of the Company (the "Bylaws"). On October 23, 2001, the Board of Directors approved amendments to the Company's Bylaws, subject to stockholder approval of the amendments to Articles Sixth and Eighth, to more closely follow and complement the amendment to Articles Sixth and Eighth of the Certificate of Incorporation. A copy of the amended Bylaws that will be in effect, if the amendments to Articles Sixth and Eighth are approved at the Annual Meeting, is attached hereto as Appendix B (the "Restated Bylaws").

      Reasons for the Charter Proposals. While the Company's management is not aware of any specific efforts to accumulate capital stock or to remove incumbent management, the Charter Proposals may be characterized as anti-takeover measures. The Board of Directors believes it to be prudent to guard against the use of certain coercive takeover tactics, including the substantial accumulation of common stock positions, which may precede a threatened takeover or corporate restructuring, proxy contest and/or partial tender offer and the related use of "two-tiered" pricing. The adoption of the Charter Proposals may render more difficult or discourage certain transactions such as a merger, tender offer or proxy contest or assumption of control by a holder of a large block of the Company's securities and the removal of incumbent management, but the Board of Directors believes that encouraging potential acquirors to negotiate with the Board of Directors on a potential acquisition is in the best interests of the Company.

      The Board of Directors believes that the Charter Proposals, together with the Company's anti-takeover devices already in place and described below, will encourage persons seeking to acquire control of the Company to initiate an acquisition through negotiations with the Board of Directors under circumstances in which the Board of Directors can effectively have time and information to evaluate an acquisition proposal, rather than through a hostile bid. If the Charter Proposals are adopted, they could provide leverage to the Board of Directors to attempt to maximize the price obtained in an acquisition transaction.

  Existing Anti-Takeover Devices

      Certificate of Incorporation. The Company's Certificate of Incorporation currently authorizes 20,000,000 shares of Common Stock, not all of which have been reserved or issued, and 10,000,000 shares of nonvoting common stock, none of which have been reserved or issued (the "Nonvoting Stock"). These shares of authorized and available Common Stock and Nonvoting Stock could, within the limits imposed by applicable law and the rules of the Nasdaq National Market, be issued by the Company as a means to discourage a potential acquiror from seeking control of the Company by diluting public ownership of the Company.

      The Certificate of Incorporation also authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $.01 per share, of the Company in one or more series, none of which have been issued. The Board of Directors is authorized, without any further action by the stockholders, to divide any or all such shares into series, and to fix as to each series the powers and other rights, and the terms and conditions thereof. Pursuant to this provision, the Board of Directors adopted a stockholders' rights plan on October 23, 2001. The Board of Directors initially designated 11,000 shares of preferred stock in connection with the adoption of the stockholders' rights plan. The Board of Directors implemented the stockholders' rights plan by declaring a dividend of one right (a "Right") for each outstanding share of Common Stock of the Company. The dividend was payable to all stockholders of record on November 7, 2001. In the event the Company issues additional shares of Common Stock in the future, the Company will issue one Right for each of those shares as well, subject to the terms and conditions of the rights plan. The description and terms of the Rights are set forth in a Rights Agreement between the Company and LaSalle Bank National Association as rights agent.

      Each Right will entitle the holder of the Right to purchase a fractional share (1/1000) of the Company's Series A Preferred Stock for $63.00, subject to adjustment. The Rights will not become exercisable until: (i) the tenth business day after a person or group, other than an "exempted person," acquires beneficial ownership of 15% or more of the Company's Common Stock without the prior approval of the Board of Directors; or (ii) the tenth business day after a person or group, other than an "exempted person," begins or announces its intention or action to begin a tender or exchange offer to acquire beneficial ownership of 15% or more of the Company's Common Stock without the prior approval of the Board of Directors. The Board of Directors retains the discretionary right to extend these ten-day waiting periods. An "exempted person" generally means Robert E. Gill, Virginia G. Gill, Jeffrey T. Gill, R. Scott Gill, GFP, Ltd. and Gill Family Capital Management, Inc.

      When the Rights become exercisable, the Rights will "flip-in" and holders of the Rights (other than the 15% holder) will be entitled to purchase the Series A Preferred Stock from the Company at a 50% discount from the then current market price, thereby providing stockholders with the ability to purchase that number of 1/1000 of a share of Series A Preferred Stock having a market value of two times the purchase price. As an alternative, the Board of Directors may elect to exchange each Right for consideration per Right consisting of one-half of the securities that would be issuable at the time upon exercise of one Right (or equivalent value in cash, Common Stock or other securities).

      In the event the person or group who initially acquired 15% or more of the Company's Common Stock is publicly traded and proceeds to merge or enter into certain other transactions with the Company, the Rights will "flip-over" and entitle holders of the Rights (other than the 15% holder) to purchase shares of the acquiring company's common stock having a market value of two times the purchase price. The plan also contains provisions to address a similar situation with a privately held company. No fractional shares of Series A Preferred Stock will be issued, other than multiples of 1/1000 of a share.

      The Rights will be redeemable by the Board of Directors at a redemption price of $0.01 per Right at any time prior to the earlier of the (i) tenth business day (unless otherwise extended by the Board of Directors) after a person or group has triggered the 15% threshold discussed above, or (ii) the expiration of the Rights Agreement on October 23, 2011.

      The terms of the Rights Agreement may be amended in any respect without the approval of any holder of Rights at any time prior to the Rights becoming exercisable, with the exception that the redemption price may not be reduced and the expiration date of the Rights Agreement may not be changed to reflect an earlier date.

      Until a Right is exercised, the Rights holder will have no rights as a stockholder, including any voting rights. The terms of the Series A Preferred Stock have been designed so that each 1/1000 of a share is entitled to participate in dividends and other distributions, and to vote, on an equivalent basis with one whole share of the Common Stock. In addition, the Series A Preferred Stock has certain minimum dividend and liquidation rights.

      Rights agreements generally provide a significant deterrent to attempts to acquire control of a corporation without the approval of the board of directors. The Rights would cause substantial dilution to a person or group that attempts to acquire control without approval of the Board of Directors. The Rights, however, should not affect any prospective offeror willing to make an offer for all outstanding shares of the Common Stock at a fair price and otherwise in the best interest of the Company and its stockholders, as determined by the Board of Directors, or affect any prospective offeror willing to negotiate with the Board of Directors.

      The Company's Certificate of Incorporation currently provides that stockholders must comply with a detailed notice procedure with regard to the nomination by stockholders of candidates for election as directors. Nominations of persons for election to the Board of Directors may be made by a stockholder who has given timely prior written notice to the Secretary of the Company prior to the meeting. To be timely, notice for nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed, or public disclosure of the date of the meeting was made, whichever occurs first.

      The notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must include certain information about the stockholder making the nomination, including name, address and age, and a representation that such person is a stockholder of record. The notice must also include information concerning the nominee, including name, age, addresses and principal occupation, and the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee.

      By requiring advance notice of stockholder nominations, the Certificate of Incorporation provision on stockholder nominations provides the Board of Directors with an opportunity to consider the qualifications of the proposed nominee and, if deemed necessary or desirable, to inform stockholders about the nominee's qualifications. Under the advance notice procedure, the Board of Directors does not approve or disapprove of stockholder nominees, but the advance notice provision could be considered to make it more difficult for a stockholder to make a nomination for the election of directors because of the procedural requirements of the provision.

      The Company's Certificate of Incorporation also currently provides in Article Eighth that special meetings of stockholders may be called only by the Board of Directors or by holders of at least 50% of shares entitled to vote at the meeting. This provision is proposed to be amended, as set forth in Proposal Three.

      Delaware Law. Section 203 of the Delaware General Corporation Law ("DGCL"), which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly held Delaware corporation and an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) during the three-year period following the time such person became an interested stockholder.

      Although Section 214 of the DGCL provides that a corporation's certificate of incorporation may provide for cumulative voting for directors, the Company's Certificate of Incorporation does not provide for cumulative voting. As a result, the holders of a majority of the shares of Common Stock have the ability to elect all of the directors being elected at any annual meeting of stockholders.

  Anti-Takeover Effects of the Charter Proposals

      The adoption of the Charter Proposals may render more difficult or discourage certain transactions such as a tender offer or proxy contest, but the Board of Directors believes that encouraging potential acquirors to negotiate with the Board of Directors on any potential acquisition is in the best interest of the Company. The Board of Directors believes that in the context of a takeover, stockholder interests will best be protected in a negotiated transaction where the Board of Directors can carefully consider the proposed terms of the transaction, including the price to be paid to stockholders, the form of consideration paid and tax effects of the transaction.

      The Charter Proposals are not in response to any effort, of which the Company is aware, to accumulate Common Stock or to obtain control of the Company. However, the Board of Directors believes that coercive takeover tactics, such as partial tender offers, may be used to place undue pressure on a corporation's board of directors and stockholders to act quickly and without complete information. The Board of Directors has observed that these coercive tactics can be highly disruptive to a corporation and could divert valuable corporate resources. These tactics can also result in unfair and disparate treatment of stockholders, depending upon whether a stockholder acts immediately in response to a takeover, acts later or not at all.

      While the Board of Directors believes that the Charter Proposals, viewed together with the Company's Rights Agreement and other existing anti-takeover provisions, would help to protect the Company's stockholders, they may also have the effect of impeding a merger, tender offer or proxy contest, or delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent directors and management, even if such events may be beneficial to some or all of the Company's stockholders.

      The Board of Directors has carefully considered the potential adverse effects of the Charter Proposals and has concluded that these effects are substantially outweighed by the benefits that the Charter Proposals would provide the Company and its stockholders. Accordingly, the Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of each of the Charter Proposals. The Board of Directors has no current intention to propose other additional anti-takeover measures, and, except for the filing of the Certificate of Amendment and the adoption of the Restated Bylaws, both as discussed above, the Board of Directors has no current intention to otherwise adopt any other anti-takeover measures.

                                 PROPOSAL ONE

   APPROVAL OF AN AMENDMENT TO ARTICLE FIFTH OF THE COMPANY'S CERTIFICATE OF
             INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
                     FROM 20,000,000 TO 30,000,000 SHARES


      The Company's Board of Directors has adopted and recommended to the stockholders a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000 shares. On March 19, 2002, there were 9,945,953 shares of Common Stock outstanding. If the amendment to Article Fifth is adopted, approximately 17,054,047 shares of Common Stock would be authorized and unissued, assuming the sale of all 3,000,000 shares of Common Stock proposed to be sold by the Company in the Offering. At March 19, 2002, there were also 2,620,287 shares of Common Stock reserved for issuance pursuant to the existing stock option plans of the Company. In addition, 172,526 shares are reserved for issuance pursuant to the employee stock purchase plan of the Company. There are no preemptive rights relating to the Common Stock. The Company may issue shares of Common Stock reserved therefor pursuant to its stock purchase and stock option plans and desires to have such shares available for future issuances as the need may arise. No further stockholder approval would be required prior to the issuance of the additional shares authorized by this amendment subject, however, to the rules of the Nasdaq National Market which require stockholder approval of certain share issuances.


      The Board of Directors' purpose in proposing the increase in the number of authorized shares of Common Stock is to have shares available for future issuances and splits from time to time, as and when the Board of Directors determines that such issuances and splits may be desirable. The additional shares of Common Stock could be used to dilute the stock ownership of a person seeking to obtain control of the Company, or could be privately placed with purchasers who would support the Board of Directors in opposing a hostile takeover attempt. While this proposal to amend the Certificate of Incorporation is not a response to any effort of which the Company is aware to accumulate Common Stock or obtain control of the Company, this proposal may have the effect, particularly when considered together with the other Charter Proposals and the Rights Agreement, of impeding or discouraging efforts by potential bidders to obtain control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 PROPOSAL TWO

   APPROVAL OF AN AMENDMENT TO ARTICLE SIXTH OF THE COMPANY'S CERTIFICATE OF
            INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS

      On October 23, 2001, the Board of Directors adopted a resolution to amend Article Sixth of the Certificate of Incorporation to provide for a classified Board of Directors. Under such proposal, the Board of Directors would have three classes of directors with staggered three-year terms, with the effect that approximately one-third of the Board of Directors would be elected each year. The Board of Directors would consist of not fewer than three nor more than twelve members, the number to be set by the directors as provided in the Bylaws. The Company's current Certificate of Incorporation does not contain any provisions relating to the classification of directors.

      Under the proposal, the Board of Directors would be divided into three classes of directors, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Directors elected at subsequent annual meetings would serve three-year terms, and the term of one class would expire each year. If the proposal were adopted, a stockholder holding a majority of the outstanding Common Stock would need two annual meetings of stockholders, rather than one meeting, to elect a majority of the Board of Directors. Under the DGCL, unless a corporation's certificate of incorporation specifically provides otherwise, if a corporation has a classified board of directors, the directors of the corporation may only be removed by the stockholders for cause. Article Sixth, as proposed to be amended, will not have a provision allowing removal of directors other than for cause. In addition, Article Sixth, as amended, would provide that the directors of the Company may be removed by the affirmative vote of the holders of not less than 80% of the shares of capital stock of the Company issued and outstanding and entitled to vote.

      Article Sixth, as proposed to be amended, would also require that any vacancies be filled by vote of a majority of the directors then in office, even if less than a quorum. Any director so elected to fill a vacancy would become a member of the same class as the director succeeded and would hold office for the remainder of the term of that class and until a successor is elected. The proposal to amend Article Sixth also provides that whenever the holders of any series of preferred stock shall have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships will be governed by the terms of the series of preferred stock as fixed by the Board of Directors, and such directors will not be divided into classes pursuant to Article Sixth, unless expressly provided by the terms of such series. Article Sixth, as proposed to be amended, would also require the affirmative vote of the holders of not less than 80% of the shares of the capital stock of the Company to amend or repeal Article Sixth, or to adopt any provision inconsistent with Article Sixth.

      If the stockholders approve the proposed amendment to Article Sixth, the directors in Class I and Class II will initially hold office for one and two-year terms, respectively. The directors in Class I, who will initially serve a one-year term, will be eligible for re-election to a full three-year term at the annual meeting of stockholders to be held in 2003. The directors in Class II, who will initially serve two-year terms, will be eligible for re-election for full three-year terms at the annual meeting of stockholders to be held in 2004. The directors in Class III, who will initially serve full three-year terms, will be eligible for re-election for new three-year terms at the annual meeting of stockholders to be held in 2005. Each director will serve until a successor is elected or until his earlier death, resignation or removal. If the proposed amendment to Article Sixth is approved and the incumbent directors are re-elected, Henry F. Frigon, Robert E. Gill and William
L. Healey will be elected as Class I directors, R. Scott Gill, Roger W. Johnson and Robert Sroka will be elected as Class II directors, and Jeffrey T. Gill and Sidney R. Petersen will be elected as Class III directors.

      The Board of Directors believes that the proposal implementing a staggered board of directors can enhance the continuity and stability of management. While the Company has not experienced problems with continuity and stability of management, the Board of Directors believes that a classified board of directors will help attract and retain qualified management.

      Since an outside group or individual cannot gain control of the Board of Directors at any one election with a classified board of directors, the Board of Directors believes the proposal encourages a potential acquiror to initiate any attempt to acquire control of the Company through arm's length negotiations with the Board of Directors.

      The classified board of directors provisions do not provide for the removal of directors "without cause," and under the proposal, vacancies may be filled only by the directors and an 80% stockholder vote is required for removal of directors. These provisions inhibit a third party from removing incumbent directors and filling newly created vacancies with hand-picked designees of a bidder who would be more willing to approve the terms of a merger or other business combination on terms that might be less favorable to the other stockholders of the corporation than those which would have been approved by the removed directors.

      The implementation of a classified board of directors through the adoption of the amendment to Article Sixth may delay or impede changes in control of the Board of Directors or the approval of certain stockholder proposals, even if the holders of a majority of the Common Stock believe such actions would be in their best interests. Classification of the Board of Directors would impede rapid changes in the composition of the Board of Directors. If the amendment to Article Sixth is approved, the classified board of directors provision would be applicable to every election of directors, rather than only an election occurring after a change in control.

      At this time, the Board of Directors does not know of any offer to acquire control of the Company, nor does it know of any effort to remove any director, either for cause or without cause.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO ARTICLE SIXTH OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                PROPOSAL THREE

  APPROVAL OF AN AMENDMENT TO ARTICLE EIGHTH OF THE COMPANY'S CERTIFICATE OF
     INCORPORATION TO ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT AND INCREASE THE PERCENTAGE OF STOCKHOLDERS REQUIRED TO CALL A SPECIAL MEETING

      Under the DGCL, unless otherwise provided in a Delaware corporation's certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders and is delivered in accordance with the procedures set forth under the DGCL. The Company's Certificate of Incorporation is silent on the matter of stockholder action by written consent. Accordingly, Delaware law would permit the holders of a majority of the Common Stock to take such action, and the Company's Bylaws as currently in effect likewise permit action by written consent.

      Article Eighth of the Certificate of Incorporation currently allows a special meeting of the Company's stockholders to be called by the Board of Directors or by the holders of not less than 50% of shares entitled to vote.

      On October 23, 2001, the Board of Directors adopted a resolution proposing to amend Article Eighth of the Certificate of Incorporation to eliminate the right of stockholders to take action by written consent, to increase to 80% the percentage of stockholders required to call a special meeting of the Company's stockholders, and to require the affirmative vote of the holders of at least 80% of all shares of capital stock entitled to vote to amend or repeal such provisions.

      The proposal to amend Article Eighth, if adopted, would eliminate action by stockholders by written consent and would ensure that all stockholders would have advance notice of any proposed major corporate action by stockholders, and allow the Company to set a record date for any stockholder voting, thereby reducing the possibility of disputes or confusion regarding the validity of purported stockholder action. The Board of Directors believes that eliminating stockholder action by written consent and increasing the percentage of stockholders required to call a special meeting would encourage a potential acquiror to negotiate directly with the Board of Directors.

      The Board of Directors believes that the elimination of stockholder action by written consent would help to avoid any ill-advised stockholder action in a context that might not permit the stockholders to have the full benefit of the participation of the Company's management and Board of Directors. The Board of Directors believes that this proposal would promote negotiations concerning any proposed acquisition of the Company. In the context of a proposed acquisition of the Company, the Board of Directors believes that it would be in the long-term best interests of the Company and its stockholders for the Company and any proposed acquirors to carefully negotiate the terms of the acquisition.

      However, provisions in the Certificate of Incorporation which effectively require a potential acquiror to negotiate with the Board of Directors on any potential acquisition could be characterized as increasing the ability of management and the Board of Directors to retain their positions and to discourage a transaction which may be deemed attractive to the stockholders. The adoption of this proposed amendment may render more difficult or discourage certain transactions such as a tender offer or proxy contest, but the Board of Directors believes that encouraging potential acquirors to negotiate with the Board of Directors is in the best interest of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO ARTICLE EIGHTH OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 PROPOSAL FOUR

                             ELECTION OF DIRECTORS


      The Board of Directors of the Company presently consists of eight (8) persons: Henry F. Frigon, Robert E. Gill, Jeffrey T. Gill, R. Scott Gill, William L. Healey, Roger W. Johnson, Sidney R. Petersen and Robert Sroka. Subject to the adoption by the stockholders of the amendment to the Company's Certificate of Incorporation contained in Proposal Two, the Board of Directors has nominated eight (8) persons for election to the Board of Directors with three (3) directors to be Class I directors, three (3) directors to be Class II directors, and two (2) directors to be Class III directors. Each of the nominees is currently a director of the Company whose current term expires at the Annual Meeting. If elected, each nominee has consented to serve as a director for the terms set forth below, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.



      At the Annual Meeting and assuming the stockholders approve the amendment to the Certificate of Incorporation contained in Proposal Two, the Class I nominees will be elected to hold office until the 2003 Annual Meeting or until successors are elected and have qualified, the Class II nominees will be elected to hold office until the 2004 Annual Meeting or until successors are elected and have qualified, and the Class III nominees will be elected to hold office until the 2005 Annual Meeting or until successors are elected and have qualified. Beginning with the 2003 Annual Meeting and continuing at each Annual Meeting thereafter, the directors standing for election in that year shall be elected for three-year terms. In the event that the amendment contained in Proposal Two is not adopted by the stockholders, all of the nominees shall be elected to hold office until the 2003 Annual Meeting or until successors are elected and qualified.

      All shares represented by proxies will be voted "FOR" the election of the foregoing nominees (to the Class indicated below) unless otherwise instructed. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. It is not expected that any nominee will be unable or will decline to serve as a director.

                             NOMINEES FOR DIRECTOR

      Class I Directors       Class II Directors       Class III Directors
   (One-Year Initial Term)  (Two-Year Initial Term) (Three-Year Initial Term)
   -----------------------  ----------------------- -------------------------
       Henry F. Frigon          R. Scott Gill           Jeffrey T. Gill
       Robert E. Gill          Roger W. Johnson        Sidney R. Petersen
      William L. Healey          Robert Sroka

      The following table contains certain information, which has been furnished to the Company by the individuals named, concerning the nominees, all of whom are currently serving as directors.


Name               Age Position and Principal Occupation
----               --- ---------------------------------
Robert E. Gill     76  Director; Chairman of the Board of the Company
Jeffrey T. Gill    46  Director; President and Chief Executive Officer of the Company
R. Scott Gill      43  Director; Managing Broker, Koenig & Strey GMAC Real Estate
Henry F. Frigon    67  Director; Private Investor and Consultant; Chairman of CARSTAR, Inc.;
                       Former President and Chief Executive Officer of BATUS, Inc.; Former
                       Executive Vice President and Chief Financial Officer of Hallmark
                       Cards, Inc.
William L. Healey  57  Director; President and Chief Executive Officer of Cal Quality
                       Electronics, Inc.; Former Chairman, President and Chief Executive
                       Officer of Smartflex Systems, Inc.
Roger W. Johnson   67  Director; Chairman and Chief Executive Officer of Collectors Universe;
                       Former Chief Executive Officer of YPO International; Former
                       Administrator of U.S. General Services Administration; Former
                       Chairman and Chief Executive Officer of Western Digital Corporation
Sidney R. Petersen 71  Director; Retired; Former Chairman and Chief Executive Officer of
                       Getty Oil, Inc.
Robert Sroka       52  Director; Managing Partner, Lighthouse Partners, LLC; Former
                       Managing Director of J.P. Morgan


      The following is a brief summary of the business experience of each of the nominees.

      Robert E. Gill has served as chairman of the Board of the Company and Chairman of the Board of the Company's predecessor since 1983, and served as President and Chief Executive Officer of the Company's predecessor from 1983 to 1992. Prior to 1983, Mr. Gill served in a number of senior executive positions, including Chairman, President and Chief Executive Officer of Armor Elevator Company, Vice President of A.O. Smith Corporation and President of Elevator Electric Company. Mr. Gill holds a BS degree in Electrical Engineering from the University of Washington and an MBA from the University of California at Berkeley. Robert E. Gill is the father of Jeffrey T. Gill and R. Scott Gill.

      Jeffrey T. Gill has served as a director of the Company and as a director of the Company's predecessor since 1983 and as the Chief Executive Officer of the Company and the Company's predecessor since 1992. He served as Executive Vice President of the Company's predecessor from 1983 to 1992. Mr. Gill holds a BS degree in Business Administration from the University of Southern California and an MBA from Dartmouth College. Jeffrey T. Gill is the son of Robert E. Gill and the brother of R. Scott Gill.

      R. Scott Gill has served as a director of the Company and as a director of the Company's predecessor since 1983. Mr. Gill currently serves as a Managing Broker with Koenig & Strey GMAC Real Estate, a residential real estate firm, and served as an Associate from 1999 to 2001. Mr. Gill served as a Project Manager with IA Chicago, P.C., an architectural design firm, from 1998 to 1999, as the Company's Senior Vice President and Secretary from 1997 to 1998 and as the Vice President and Secretary of the Company and the Company's predecessor from 1983 to 1998. R. Scott Gill is the son of Robert E. Gill and the brother of Jeffrey T. Gill.

      Henry F. Frigon has served as a director of the Company since 1977. Mr. Frigon served as a director of Sypris Electronics, LLC from 1994 until its merger with the Company in 1998. From 1994 to the present, he has been a private investor and business consultant. Mr. Frigon currently serves as Chairman of CARSTAR, a national provider of collision repair services, and served as its President and Chief Executive Officer from 1998 to 2001. He served as Executive Vice President-Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards from 1990 through 1994. He retired as President and Chief Executive Officer of BATUS in 1990, after serving with that company for over 10 years. Mr. Frigon currently serves as a director of H&R Block, Buckeye Technologies, Dimon, Tuesday Morning and Packaging Corporation of America.


      William L. Healey has served as a director of the Company since 1997. On March 11, 2002, Mr. Healey was named President and Chief Executive Officer of Cal Quality Electronics, Inc., an electronics manufacturing company. From 1999 to March 2002, he was a private investor and consultant. Mr. Healey served as a Director of Smartflex Systems, Inc., an electronics technology manufacturing company, from 1993 to 1999, as its Chairman of the Board from 1996 to 1999, and as its President and Chief Executive Officer from 1989 to 1999. Prior to joining Smartflex, Mr. Healey served in several executive positions with Silicon Systems, including Senior Vice President of Operations.


      Roger W. Johnson has served as a director of the Company since 1997. Mr. Johnson served as a director of Sypris Electronics, LLC from 1996 until its merger with the Company in 1998. He has served as Chairman and Chief Executive Officer of Collectors Universe, a provider of services to dealers and collectors of high-end collectibles, since October 2001. Mr. Johnson served as Chief Executive Officer of YPO International (the Young Presidents Organization) from 1998 to 2000, Administrator of the United States General Services Administration from 1993 to 1996, and as Chairman and Chief Executive Officer of Western Digital Corporation from 1982 through 1993. He currently serves as a director of the Needham Funds, Inc., Insulectro, Collectors Universe, Maxtor Corporation and Computer Access Technology Corporation.


      Sidney R. Petersen has served as a director of the Company since 1997. Mr. Petersen served as a director of Sypris Electronics, LLC from 1994 until its merger with the Company in 1998. Mr. Petersen retired as Chairman of the Board and Chief Executive Officer of Getty Oil in 1984, where he served in a variety of increasingly responsible management positions since 1955. Mr. Petersen currently serves as a director of Avery Dennison Corporation.


      Robert Sroka has served as a director of the Company since 1997. Mr. Sroka has served as the Managing Partner of Lighthouse Partners, LLC, a private investment and business consulting company, since 1998. Mr. Sroka served as Managing Director of Investment Banking-Mergers and Acquisitions for J.P. Morgan from 1994 to 1998, and in a variety of senior executive positions at J.P. Morgan, including Vice President-Investment Banking and Vice President-Corporate Finance, from 1985 to 1994. Mr. Sroka currently serves as a director of Avado Brands.

          MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE

Board of Directors and Committees of the Board of Directors

      The Board of Directors held a total of six regularly scheduled meetings and one special meeting during the fiscal year ended December 31, 2001. All incumbent directors attended at least 75% of the meetings of the Board of Directors and the respective committees of which they are members, except for Roger W. Johnson and Sidney R. Petersen. The Board of Directors currently has four standing committees as described below.

      The Audit and Finance Committee of the Board of Directors consists solely of independent directors (as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.) and currently consists of Roger W. Johnson, Sidney R. Petersen and Robert Sroka. During the fiscal year ended December 31, 2001, the Audit and Finance Committee consisted of Roger W. Johnson, William L. Healey and Robert Sroka. On February 26, 2002, William L. Healey resigned from the Audit and Finance Committee, and the Board of Directors appointed Sidney R. Petersen to the Audit and Finance Committee effective February 26, 2002. The Company's Board of Directors has adopted a written charter for the Audit and Finance Committee which sets out the Committee's specific functions and responsibilities. The Audit and Finance Committee has responsibility for: (i) consultation with Company officers regarding the retention or replacement of independent auditors and making recommendations to the Board of Directors for any such retention or replacement; (ii) establishing, reviewing and evaluating activities of the independent auditors and the Company's internal audit function; (iii) reviewing annual financial statements and quarterly financial results with management;
(iv) consulting with independent auditors regarding the conduct of audits and reviews; (v) reviewing recommendations of the independent auditors; (vi) reviewing the Company's financial reporting, loss exposure and asset control;
(vii) discussing the auditor's independence from management; (viii) overseeing special investigations; (ix) reviewing debt-equity ratios, coverage of fixed charges and other financial ratios; (x) reviewing Company debt and credit arrangements; (xi) assisting with the development of financing strategies;
(xii) reviewing investment banking relationships; (xiii) preparing required Securities and Exchange Commission reports; and (xiv) annually reviewing and assessing its charter. The Audit and Finance Committee held six meetings during the fiscal year ended December 31, 2001.

      The Compensation Committee of the Board of Directors currently consists of Henry F. Frigon, William L. Healey and Sidney R. Petersen. The functions performed by the Compensation Committee include: (i) overseeing executive compensation (including compensation for the chief executive officer); (ii) reviewing the Company's overall compensation programs and administering certain of the Company's incentive compensation programs; (iii) overseeing director compensation, Company benefit plans and any loans to executive officers of the Company; (iv) overseeing Company programs for attraction and retention of senior management; and (v) annually reviewing and assessing its charter. The Compensation Committee held four meetings during the fiscal year ended December 31, 2001.

      The Executive Committee of the Board of Directors currently consists of Robert E. Gill, Jeffrey T. Gill, R. Scott Gill and Henry F. Frigon. Except for certain powers which under Delaware law may only be exercised by the full Board of Directors, the Executive Committee has and exercises the powers of the Board of Directors in monitoring the management of the business of the Company between meetings of the Board of Directors. The Executive Committee held no meetings during the fiscal year ended December 31, 2001.

      The Nominating and Governance Committee of the Board of Directors currently consists of William L. Healey, Roger W. Johnson and Robert Sroka. During the fiscal year ended December 31, 2001, the Nominating and Governance Committee consisted of Sidney R. Petersen, Roger W. Johnson and Robert Sroka. On February 26, 2002, Sidney R. Petersen resigned from the Nominating and Governance Committee, and the Board of Directors appointed William L. Healey to the Nominating and Governance Committee effective February 26, 2002. The Nominating and Governance Committee has responsibility for: (i) establishing the criteria for and reviewing the effectiveness of the Board of Directors and the executive officers of the Company; and (ii) providing oversight with regard to the Company's various programs regarding management succession, business ethics and other governance issues. The Nominating and Governance Committee held two meetings during the fiscal year ended December 31, 2001. The Nominating and Governance Committee will not consider nominations recommended by security holders.

Compensation of Directors

      Independent (i.e., non-employee) directors (currently Henry F. Frigon, R. Scott Gill, William L. Healey, Roger W. Johnson, Sidney R. Petersen and Robert Sroka) are paid an annual retainer of $15,000, a fee of $1,000 for attending each meeting of the Board of Directors ($300 if attendance is by phone), a fee of $1,250 for acting in the capacity of chairman for each Committee meeting ($300 if attendance is by phone) and a fee of $1,000 for attending each Committee meeting ($300 if attendance is by phone). Committee fees are only earned if the Committee meetings are held on a date other than a Board of Directors' meeting date. Independent directors may elect to receive their annual retainer and meeting fees in the form of stock options granted pursuant to the Sypris Solutions, Inc. Independent Directors' Stock Option Plan in lieu of cash, the number of options determined by dividing the annual retainer and fee amount by 33% of the fair market value of the Common Stock on the date of grant. The options are granted at fair market value on the grant date and are immediately exercisable. During 2001, Mr. Johnson, Mr. Petersen and Mr. Sroka elected to receive their annual retainer and meeting fees in the form of stock options, and a total of 29,344 options were granted to those independent directors in payment of director fees. Independent directors also receive initial and annual grants of stock options for each elected term as a director under the Company's Independent Directors' Stock Option Plan. Each independent director was granted an option to purchase 10,000 shares upon his election to the Board of Directors on May 1, 2001. The period during which an option must be exercised is 10 years from the date of grant. No director exercised stock options in 2001. All directors are reimbursed for travel and related expenses incurred by them in attending meetings of the Board of Directors and Committees. Directors who are employees of the Company or any of its affiliates are not eligible to receive compensation for services rendered as a director.

Executive Officers

      The executive officers of the Company, their ages and their positions with the Company are as follows:


Name                 Age Position with the Company
----                 --- -------------------------
Robert E. Gill       76  Chairman of the Board
Jeffrey T. Gill      46  President and Chief Executive Officer
James G. Cocke       54  Vice President; President and Chief Executive Officer of Sypris
                         Electronics, LLC
John M. Kramer       59  Vice President; President and Chief Executive Officer of Sypris
                         Technologies, Inc.
G. Darrell Robertson 59  Vice President; President and Chief Executive Officer of Sypris Data
                         Systems, Inc.
Henry L. Singer II   56  Vice President; President and Chief Executive Officer of Sypris Test &
                         Measurement, Inc.
David D. Johnson     46  Vice President, Chief Financial Officer and Treasurer
Richard L. Davis     48  Senior Vice President and Secretary
Anthony C. Allen     43  Vice President, Controller and Assistant Secretary


      Robert E. Gill has served as chairman of the Board of the Company and Chairman of the Board of the Company's predecessor since 1983, and served as President and Chief Executive Officer of the Company's predecessor from 1983 to 1992. Prior to 1983, Mr. Gill served in a number of senior executive positions, including Chairman, President and Chief Executive Officer of Armor Elevator Company, Vice President of A.O. Smith Corporation and President of Elevator Electric Company. Mr. Gill holds a BS degree in Electrical Engineering from the University of Washington and an MBA from the University of California at Berkeley. Robert E. Gill is the father of Jeffrey T. Gill and R. Scott Gill.

      Jeffrey T. Gill has served as a director of the Company and as a director of the Company's predecessor since 1983 and as the Chief Executive Officer of the Company and the Company's predecessor since 1992. He served as Executive Vice President of the Company's predecessor from 1983 to 1992. Mr. Gill holds a BS degree in Business Administration from the University of Southern California and an MBA from Dartmouth College. Jeffrey T. Gill is the son of Robert E. Gill and the brother of R. Scott Gill.

      James G. Cocke has served as Vice President of the Company since December 2000 and as President and Chief Executive Officer of the Company's Sypris Electronics, LLC subsidiary since August 2000. Mr. Cocke served as Vice President of Finance, Contracts and Program Management for Sypris Electronics, LLC from 1997 to 2000, and as Manager of Services Division of the Company's Sypris Test & Measurement, Inc. subsidiary from 1995 to 1997. Prior to 1995, Mr. Cocke held senior financial positions at SAIC, CAE Link Corporation, Smiths Industries and E-Systems. Mr. Cocke holds a BS degree in Business and an MS in Accounting from Roosevelt University.

      John M. Kramer has served as Vice President of the Company since December 2000, as President and Chief Executive Officer of the Company's Sypris Technologies, Inc. subsidiary since 1985, and in various executive positions at Sypris Technologies, Inc. from 1977 to 1985. Mr. Kramer holds a BS degree in Management from the University of Louisville.

      G. Darrell Robertson has served as Vice President of the Company since December 2000 and as President and Chief Executive Officer of the Company's Sypris Data Systems, Inc. subsidiary since February 2000. Mr. Robertson served as an Executive Consultant for Atlantic Management Associates and as Managing Partner for TMT Acquisition, both small business consulting firms, from 1998 to 2000, as President of Aydin Telemetry, an electronics instrumentation and products company, from 1997 to 1998, and as Vice President of Controlotron Corporation from 1994 to 1996. Prior to 1994, Mr. Robertson served in a variety of senior executive positions with Republic Electronics Corporation and Aeroflex Laboratories. Mr. Robertson holds BS and MS degrees in Electrical Engineering from Purdue University.

      Henry L. Singer II has served as Vice President of the Company since December 2000 and as President and Chief Executive Officer of the Company's Sypris Test & Measurement, Inc. subsidiary since March 1998. Mr. Singer served as President of Powers Process Controls, a manufacturer of specialty commercial and industrial plumbing products, from 1991 to 1998, and in a variety of senior management positions with Powers Process Controls from 1975 to 1991. Mr. Singer holds a BS degree in Mechanical Engineering from Vanderbilt University and an MBA from Emory University.

      David D. Johnson has served as the Company's Vice President and Chief Financial Officer and Treasurer since September 1997. Mr. Johnson served as a Vice President and Chief Financial Officer of Sypris Electronics, LLC from 1996 until its merger with the Company in 1998. Mr. Johnson served as Financial Director, Far East South for Molex Inc. from 1993 to 1996, and in various management positions for Molex from 1984 to 1993. Prior to 1984, Mr. Johnson served as a senior manager for KPMG Peat Marwick. Mr. Johnson holds a BA degree in Economics from Stanford University.

      Richard L. Davis has served as Senior Vice President of the Company since September 1997 and as Secretary of the Company since June 1998. He served as a Vice President and Chief Financial Officer of the Company's predecessor from 1985 to 1997. Prior to 1985, Mr. Davis served as Corporate Controller for Armor Elevator Company and as an Audit Supervisor for Coopers and Lybrand. Mr. Davis holds a BS degree in Business Administration from Indiana University and an MBA from the University of Louisville. Mr. Davis is a certified public accountant in the state of Kentucky.

      Anthony C. Allen has served as the Company's Vice President, Controller and Assistant Secretary since September 1997. He served as Vice President of Finance of the Company's predecessor from 1994 to 1998, and as a Vice President and Controller of the Company's predecessor from 1987 to 1994. Prior to 1987, Mr. Allen served as General Accounting Manager for Armor Elevator Company. Mr. Allen holds a Bachelors degree in Business Administration from Eastern Kentucky University and an MBA from Bellarmine University. Mr. Allen is a certified public accountant in the state of Kentucky.

      Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

                            Executive Compensation

      The following table sets forth the remuneration paid during the last three (3) fiscal years by the Company to (i) Jeffrey T. Gill, the President and Chief Executive Officer of the Company, and (ii) each of the Company's four (4) most highly compensated executive officers in fiscal year 2001 (collectively, the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                            Long Term
                                                           Annual Compensation         Compensation Awards
                                                      ----------------------------- --------------------
                                                                          Other     Restricted  Securities         All
                                                                          Annual      Stock     Underlying        Other
Name and Principal Position                      Year  Salary   Bonus  Compensation   Awards   Options/SARs    Compensation
---------------------------                      ---- -------- ------- ------------ ---------- ------------    ------------
Jeffrey T. Gill                                  2001 $341,169   --         --          --            --          $10,740(1)(2)
  President and Chief Executive                  2000  310,550   --         --          --            --            7,971(3)(4)
  Officer                                        1999  274,327   --         --          --       100,000(5)         7,492(6)

James G. Cocke                                   2001 $217,308   --         --          --        10,000(5)       $ 5,666(1)(2)
  Vice President; President and                  2000  176,977 $39,638      --          --        55,000(7)(8)     5,192(3)(4)//
 Chief Executive Officer of Sypris Electronics,  1999  147,308  42,000      --          --            --            5,541(6)(9)
 LLC

John M. Kramer                                   2001 $213,577      --      --          --        40,000(5)       $   719(2)
  Vice President; President and                  2000  185,962 $21,412      --          --        15,000(5)           637(4)
 Chief Executive Officer of Sypris               1999  168,269  52,834      --          --            --              711(9)
 Technologies, Inc

David D. Johnson                                 2001 $200,423      --      --          --        25,000(5)       $10,499(1)(2)
  Vice President, Chief Financial                2000  185,846 $26,950      --          --        10,000(5)         8,668(3)(4)
  Officer and Treasurer                          1999  177,308  29,248      --          --            --            7,314(6)

Richard L. Davis                                 2001 $196,108      --      --          --        40,000(5)       $10,238(1)(2)
  Senior Vice President and                      2000  185,884  26,950      --          --        10,000(5)         8,114(3)(4)
  Secretary                                      1999  174,077  29,248      --          --            --            8,000(6)

--------

(1) Includes contributions to 401(k) Retirement Plan ($10,200 for Mr. Gill, $5,181 for Mr. Cocke, $10,200 for Mr. Johnson, and $10,200 for Mr. Davis).

(2) Includes amounts paid on Group Term Life Insurance policies ($540 for Mr. Gill, $485 for Mr. Cocke, $719 for Mr. Kramer, $299 for Mr. Johnson, and $38 for Mr. Davis).

(3) Includes contributions to 401(k) Retirement Plan ($7,650 for Mr. Gill, $4,716 for Mr. Cocke, $7,650 for Mr. Johnson, and $7,650 for Mr. Davis).

(4) Includes amounts paid on Group Term Life Insurance policies ($321 for Mr. Gill, $476 for Mr. Cocke, $637 for Mr. Kramer, $1,018 for Mr. Johnson, and $464 for Mr. Davis).

(5) Options pursuant to 1994 Stock Option Plan for Key Employees.

(6) Includes contributions to 401(k) Retirement Plan ($7,492 for Mr. Gill, $5,134 for Mr. Cocke, $7,314 for Mr. Johnson, and $8,000 for Mr. Davis).

(7) Includes 35,000 options pursuant to 1994 Stock Option Plan for Key
    Employees.

(8) Includes eight (8) performance-based options to purchase 2,500 shares of Common Stock each at the higher of the target share price ("Target Share Price") of $15, $20, $25, $30, $35, $40, $45 and $50, respectively, the fair market value of the Common Stock on the date the performance-based options are granted, or the fair market value of the Common Stock on the first business day following the calendar quarter in which the average daily fair market value of the Common Stock equals or exceeds the Target Share Price for the preceding calendar quarter. The options vest in equal annual amounts of 20%, commencing with the second anniversary of the date the Target Share Price is achieved.

(9) Includes amounts paid on Group Term Life Insurance policies ($407 for Mr. Cocke and $711 for Mr. Kramer).

      The following table shows grants of options to purchase our Common Stock to the Named Officers during the year ended December 31, 2001:

                     Option/SAR Grants in Last Fiscal Year

                                                                   Potential Realizable
                                                                     Value at Assumed
                                                                  Annual Rates of Stock
                                                                  Price Appreciation for
                                Individual Grants                    Option Term (2)
                 ------------------------------------------------ ----------------------
                               Percent of
                  Number of      Total
                  Securities  Options/SARs
                  Underlying   Granted to
                 Options/SARs Employees in Exercise or Expiration
Name               Granted    Fiscal Year  Base Price     Date        5%         10%
----             ------------ ------------ ----------- ----------  --------    --------
Jeffrey T. Gill.        --         --            --           --        --          --
James G. Cocke..    10,000(1)     1.8%        $6.25     02/26/09  $ 29,841    $ 71,474
John M. Kramer..    40,000(1)     7.4          6.25     02/26/09   119,364     285,897
David D. Johnson    25,000(1)     4.6          6.25     02/26/09    74,602     178,686
Richard L. Davis    40,000(1)     7.4          6.25     02/26/09   119,364     285,897

--------
(1) These options, pursuant to the Sypris Solutions, Inc. 1994 Stock Option Plan for Key Employees, are exercisable in five equal annual installments, commencing February 27, 2003.
(2) Potential realizable value calculated based upon the market price of the underlying securities on the date of grant of $6.25.

      The following table contains information with respect to the Named Officers concerning aggregated option exercises during the year ended December 31, 2001 and the value of unexercised options held as of December 31, 2001.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                        Number of Securities      Value of Unexercised
                                       Underlying Unexercised         in-the-money
                                           Options/SARs at           Options/SARS at
                   Shares                  Fiscal Year-End         Fiscal Year-End (1)
                 Acquired on  Value   ------------------------- -------------------------
Name              Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
----             ----------- -------- ----------- ------------- ----------- -------------
Jeffrey T. Gill.       --          --   20,000       80,000      $112,900     $451,600
James G. Cocke..       --          --   12,500       97,500       100,250      276,775
John M. Kramer..   20,354    $ 67,575   18,750       95,000        93,682      308,600
David D. Johnson       --          --   39,750       95,250       232,695      278,105
Richard L. Davis   34,516     275,313   38,516       96,000       407,111      321,620

--------
(1) Value of in-the-money options is based on the excess of the closing price of the Common Stock of the Company on December 31, 2001 ($13.02) over the exercise price of the options, multiplied by the number of shares underlying the options.

Employment Contracts and Termination, Severance and Change of Control
Arrangements

      Sypris Data Systems, Inc. entered into an employment agreement in February 2000 with G. Darrell Robertson, its President and Chief Executive Officer. Subject to certain conditions, the term of the employment agreement extended from February 28, 2000 through February 27, 2001. During the term of the agreement, Mr. Robertson received a base salary of $185,000, which amount was subject to adjustment by Sypris Data Systems, Inc. at its sole discretion. The agreement also provided that if Sypris Data Systems, Inc. terminated Mr. Robertson without cause or for other than certain specified reasons, Mr. Robertson would have received pay continuance for a period of one year from the date of termination, along with customary medical and dental benefits and life insurance coverage for a period of one year from the date of termination. Mr. Robertson agreed to certain nonsolicitation and noncompetition provisions which were subject to the term of the agreement, and he also agreed to certain confidentiality provisions which shall remain in force beyond the term of the agreement and survive its termination.

                         COMPENSATION COMMITTEE REPORT

Executive Compensation

      Executive Compensation Philosophy. The Company's executive compensation policy is based on principles designed to insure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers. The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed entirely of outside directors. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock option programs for the executive officers of the Company.

      Executive Compensation Components. The key components of the Company's compensation program are: (i) base salary; (ii) an annual cash incentive award; and (iii) long-term incentive by means of equity participation through stock options. These components are administered with the goals of providing total compensation that is competitive in the marketplace, rewarding successful financial performance and aligning the interests of executive officers with those of stockholders. The Compensation Committee reviews each component of executive compensation on an annual basis.

      Base Salary. Base salaries for executive officers are set near the average levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers. Base salary adjustments are provided to executive officers based upon an evaluation of each executive's performance, as well as the performance of the Company as a whole. While the Compensation Committee does not establish a specific formula or target to determine base salaries, the Compensation Committee does review detailed survey data from a number of independent sources and services regarding the base salaries of executive officers in companies of similar size and in similar industries. In this regard, the Compensation Committee also considers the relative financial performance of these companies, especially with regard to growth in earnings and return on equity. The Compensation Committee also considers the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and demonstrating leadership.

      Annual Incentive Award. The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to the attainment of specific Company objectives, as well as the attainment of specific individual objectives that are established annually with each of the executive officers. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each officer's compensation at risk. Consequently, at the beginning of each year, the Compensation Committee establishes potential bonuses for executive officers based upon their ability to achieve planned profit and working capital targets and the achievement of specific operational objectives.

      For 2001, the Compensation Committee established a cash bonus potential for the Company's executive officers of approximately 46% to 54% of base salaries and a stock option grant potential of 12,750 shares to 24,000 shares. The Compensation Committee established the potential bonuses based upon its judgment that the cash and stock option bonus potential should be tied to the achievement of planned profit and working capital targets. For 2001, six executive officers qualified for cash bonuses of between 5% and 34% of base salaries and stock option grants of between 1,700 shares and 9,000 shares. Such bonuses were based upon the achievement of planned profit and working capital targets in 2001 and also included a discretionary component. The cash bonuses were determined and will be paid during 2002. The stock option grants were determined and granted in March 2002.

      Equity Participation Through Stock Options. The Compensation Committee believes that equity participation through stock options (including performance-based options) is a key component of its executive compensation program. The use of such awards provides a long-term link between the results achieved for the Company's stockholders and the reward provided to executive officers. Stock options are granted to executive officers primarily based on the officer's actual and potential contribution to the Company and the practices of other companies of similar size and in similar industries. Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of the executive officers with those of the Company's stockholders. Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's stock occurs over a number of years.

      Options to purchase a total of 160,000 shares of the Company's Common Stock were granted to executive officers in 2001 with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant. No performance-based options were granted either to the President and Chief Executive Officer or other executive officers in 2001.

      Compensation of Chief Executive Officer. Consistent with the executive compensation policy and components described above, the Compensation Committee determined the salary and bonus received by Jeffrey T. Gill, the President and Chief Executive Officer of the Company, for services rendered in 2001. Mr. Gill received a base salary of $341,169 for 2001. Mr. Gill's salary, as increased in 2001, was not tied to specific performance criteria, but the Compensation Committee determined such salary to be appropriate based upon its survey of salaries paid to peers, attainment of non-financial corporate objectives and other factors. Mr. Gill qualified for, but elected not to receive, a bonus for 2001. The Compensation Committee did not grant any stock options to Mr. Gill in 2001.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Code generally limits the corporate deduction for compensation paid to certain executive officers to one million dollars ($1,000,000), unless the compensation is performance-based. It is the Compensation Committee's intention that, so long as it is consistent with its overall compensation objectives, virtually all executive compensation shall be deductible for federal income tax purposes. It is the Compensation Committee's opinion that the stockholders' interest will be better served over the longer term by preserving the deductibility of its executive officers' compensation.

                                          Members of the Compensation Committee

                                                Henry F. Frigon

                                                William L. Healey

                                                Sidney R. Petersen

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee is composed of Henry F. Frigon, William L. Healey and Sidney R. Petersen. None of the current members of the Compensation Committee are employees of the Company. The Company is unaware of any relationships during the fiscal year ended December 31, 2001 among its officers and directors which would require disclosure under this caption. See also the discussion above under Certain Relationships and Related Transactions.

                      AUDIT AND FINANCE COMMITTEE REPORT

      The responsibilities of the Audit and Finance Committee, which are set forth in the Audit and Finance Committee Charter adopted by the Board of Directors, include providing oversight of the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit and Finance Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

      The Audit and Finance Committee reviewed and discussed with management and with Ernst & Young LLP, the Company's independent auditors, the Company's audited financial statements included in the 2001 Annual

Report to Stockholders. Management has confirmed to the Audit and Finance Committee that such financial statements: (i) have been prepared with integrity and objectivity and are the responsibility of management; and (ii) have been prepared in conformity with generally accepted accounting principles.

      The Audit and Finance Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61") (Communications with Audit Committees). SAS 61 requires the Company's independent auditors to provide the Audit and Finance Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to: (i) their responsibility under generally accepted auditing standards; (ii) significant accounting policies; (iii) management judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and (vi) any difficulties encountered in performing the audit.

      The Audit and Finance Committee received from Ernst & Young LLP written disclosures and a letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company that, in their professional judgment, may reasonably be thought to bear on independence. The Audit and Finance Committee has discussed with Ernst & Young LLP their independence, and Ernst & Young LLP has confirmed by letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

      As specified in the Charter of the Audit and Finance Committee, it is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. The Audit and Finance Committee discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit and Finance Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks. In giving its recommendation to the Board of Directors, the Audit and Finance Committee relied on: (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (ii) the report of the Company's independent auditors with respect to such financial statements.

      Based on the review and discussions described above, the Audit and Finance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                     Members of the Audit and Finance Committee

                                             Roger W. Johnson

                                             William L. Healey*

                                             Robert Sroka

*William L. Healey resigned from the Audit and Finance Committee effective February 26, 2002. On that date, the Board of Directors appointed
Sidney R. Petersen to fill the vacancy on the Audit and Finance Committee.

                               PERFORMANCE GRAPH

      The following graph shows a comparison of the cumulative total stockholder return, calculated on a dividend reinvestment basis, from December 31, 1996 through December 31, 2001. Since March 30, 1998, the Company's Common Stock has been traded on the Nasdaq National Market under the symbol "SYPR." Prior to that date, the common stock of Sypris Electronics, LLC (formerly Group Technologies Corporation) was traded on the Nasdaq National Market under the symbol "GRTK." In the performance graph, the cumulative total stockholder return of the Company is compared to the Russell 2000 Index and the S&P SmallCap 600 Index. The S&P SmallCap 600 Index has been selected as a basis of comparison since the Company believes the S&P SmallCap 600 Index appropriately tracks the performance of multi-industry businesses at the Company's level of market capitalization.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

 Among Sypris Solutions, Inc., The S&P SmallCap 600 Index and The Russell 2000
                                     Index

                                    [Graph]


        *$100 INVESTED ON 12/31/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING DECEMBER 31.

                            Sypris Solutions, Inc.
                            Proxy Performance Graph
                              Year Ended 12/31/01

                               12/96 12/97 3/98 12/98 12/99 12/00 12/01
                               ----- ----- ---- ----- ----- ----- -----
        Sypris Solutions, Inc.  100   281  263   149   225   172   326
        S&P SmallCap 600 Index  100   125  138   122   136   151   160
        Russell 2000 Index....  100   122  135   119   145   140   144

                                 PROPOSAL FIVE

            APPROVAL OF AN AMENDMENT TO THE SYPRIS SOLUTIONS, INC.
   1994 STOCK OPTION PLAN FOR KEY EMPLOYEES TO INCREASE THE NUMBER OF SHARES
        AUTHORIZED FOR ISSUANCE THEREUNDER FROM 2,500,000 TO 4,000,000

      The Sypris Solutions, Inc. 1994 Stock Option Plan for Key Employees (the "Key Employees Plan") was adopted by the Board of Directors and approved at the 1995 annual meeting of stockholders of Group Technologies Corporation. On March 30, 1998, the Company became the successor to Group Technologies Corporation pursuant to a reincorporation merger of Group Technologies Corporation with and into the Company (the "Reorganization"). On March 30, 1998, the Key Employees Plan was amended and restated to reflect said Reorganization. In April 1998, the Board of Directors adopted a proposal to amend the Key Employees Plan to increase the aggregate number of shares of Common Stock reserved for issuance under the Key Employees Plan from 1,250,000 shares to 2,500,000 shares, which proposal was approved by the Company's stockholders in April 1998. The Key Employees Plan was further amended, effective July 1, 1998, to provide for the grant of performance-based options under the Key Employees Plan. The Board of Directors adopted a proposal on February 26, 2002 to amend the Key Employees Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder from 2,500,000 shares to 4,000,000 shares. The proposal to amend the Key Employees Plan is subject to stockholder approval and, if not approved, the amendment will not become effective. The Key Employees Plan provides for the grant of incentive stock options (which satisfy the requirements of Section 422(b) of the Code) ("ISOs") and nonqualified stock options (which do not satisfy such requirements) ("NSOs"), and performance-based options to key employees of the Company, including directors of the Company who are also employees.


      As of March 19, 2002, there were stock options outstanding covering 1,591,730 shares of Common Stock held by 176 persons, of which 416,000 are performance-based options for which the target share price levels have not been achieved, and only 75,057 shares of Common Stock remained available for future awards under the Key Employees Plan. The number of shares available for future grant may be reduced by 162,350 shares related to stock options that may be subject to future grant under certain of the Company's incentive plans, based upon the achievement of certain financial targets and individual performance objectives and action by the Company's Board of Directors. The purpose of the proposal is to increase the aggregate number of shares of Common Stock that may be issued under the Key Employees Plan by 1,500,000 shares. This proposal is expected to provide for sufficient shares under the Key Employees Plan through the year 2004. In addition, if the proposal is adopted, the key employees of the Company who are eligible to participate in the Key Employees Plan, including the Company's President and Chief Executive Officer, who is also a member of the Company's Board of Directors, could receive more benefits under the Key Employees Plan than they could if the proposal is not adopted.


      The following constitutes a brief discussion of the material features of the Key Employees Plan and is qualified in its entirety by reference to the full text of the Key Employees Plan, as amended and as proposed to be amended, a copy of which is attached as Appendix C to this Proxy Statement.

      The purpose of the Key Employees Plan is to promote the interests of the Company by affording an incentive to certain key employees to remain in the employ of the Company and to use their best efforts in its behalf, and to aid the Company in attracting, maintaining, and developing capable personnel by offering such persons an opportunity to acquire or increase their proprietary interest in the Company. Subject to the authority vested in the full Board of Directors, the Compensation Committee generally administers the Key Employees Plan. No director of the Company who is not also an employee of the Company or a subsidiary is eligible to receive options under the Key Employees Plan. An employee is selected to receive options under the Key Employees Plan at the discretion of the full Board of Directors based upon the employee's past contributions to the Company or the Board of Directors' expectations of the employee's ability to contribute materially in the future to the successful performance of the Company. The Board of Directors also determines the number of shares subject to each option, fixes the period during which each option may be exercised and fixes the prices at which shares subject to options may be purchased. The aggregate fair market value (determined as of the date the option is granted) of Common

Stock for which ISOs will first become exercisable by a grantee in any calendar year under all ISO plans of the Company and its subsidiaries can not exceed $100,000. Either the Compensation Committee or the Board of Directors will make any other determinations necessary or advisable for the administration of the Key Employees Plan.

      While the Board of Directors intends to continue the Key Employees Plan in effect until the scheduled termination date on October 27, 2004, the Board of Directors may modify, amend, or terminate the Key Employees Plan without a vote of the stockholders. The terms of the Key Employees Plan require stockholder approval for certain modifications and amendments to the Key Employees Plan. The Board of Directors may also seek stockholder approval of material amendments to the Key Employees Plan in order to qualify the options issued as ISOs under the Code and/or to meet the requirements for inclusion on the Nasdaq National Market or listing on any exchange on which the Company's securities are or may be listed.

      The Key Employees Plan, as amended, will authorize the issuance of up to 4,000,000 shares of Common Stock. Currently the Key Employees Plan has 2,500,000 shares of Common Stock authorized for issuance. The shares to be issued under the Key Employees Plan will be currently authorized but unissued shares or shares held by the Company in its treasury. The number of shares of Common Stock available under the Key Employees Plan will be subject to adjustment by either the Compensation Committee or the Board of Directors to prevent dilution in the event of a stock split, reorganization, merger, consolidation, combination, exchange of shares, stock dividend or certain other events. Shares of Common Stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted will be restored to the number of shares available for issuance under the Key Employees Plan.

      Each option granted under the Key Employees Plan will be evidenced by an agreement which will establish the period in which the option may be exercised. Except in the case of a performance-based option, the maximum term of each option is ten years, except for an ISO granted to an employee beneficially owning 10% of Common Stock ("10% Owner"). The exercise period for ISOs granted to a 10% Owner may not exceed five years from the date of grant. The exercise price of all ISOs and NSOs granted under the Key Employees Plan must be 100% of the fair market value of such shares on the date of grant or, in the case of an ISO granted to a 10% Owner, 110% of the fair market value of such shares.

      The exercise price for a performance-based option must be the greater of
(i) the fair market value on the date of grant; (ii) the target share price set by the Board of Directors in the option agreement that establishes the point at which a performance-based option vests (the "Target Share Price"); or (iii) the fair market value of the Common Stock on the first business day following the calendar quarter in which the average daily fair market value of the Common Stock equals or exceeds the Target Share Price for the preceding calendar quarter. Performance-based options vest in equal 20% annual installments over a five-year period, beginning with vesting of the first 20% installment on the second anniversary of the date the Target Share Price has been achieved, with full vesting of the option on the sixth anniversary of the date the Target Share Price has been achieved.

      Performance-based options expire at the earliest of the following times:
(i) the failure to achieve the applicable Target Share Price within the time period designated by the Board of Directors in the option agreement; (ii) on the eighth anniversary date of the date the applicable Target Share Price is achieved in the case of performance-based options granted as NSOs (or, in the case of performance-based options granted as ISOs, the earlier of the eighth anniversary of the date the Target Share Price is achieved or ten years from the date of grant of the option); or (iii) any earlier time provided by the Board of Directors in the option agreement. In addition, performance-based options will expire thirty days after the Board of Directors makes a determination that the optionee is no longer a "key employee."

      No part of any option may be exercised to the extent that the exercise would cause the grantee to have compensation from the Company in any year in excess of $1,000,000 and which is nondeductible to the Company pursuant to
Section 162(m) of the Internal Revenue Code (the "Code") and regulations issued thereunder. The purchase price of the shares to be paid to the Company at the time of exercise may be paid in cash or in such other consideration as the Board of Directors deems appropriate, including Common Stock already owned by the grantee.

Options granted pursuant to the Key Employees Plan are not transferable except upon the death of a grantee, in which event they may be transferred only in accordance with and to the extent provided for in the laws of descent and distribution. If a grantee's employment with the Company terminates for any reason other than death, disability or retirement, all rights to exercise options terminate at the date of such termination of employment. If a grantee dies while employed by the Company or within three (3) months after termination of employment due to a disability, the grantee's options may be exercised by the person to whom the grantee's options have passed by will or applicable law, at the earlier of the expiration date of the options or one year after the grantee's death. If the grantee's employment is terminated because of a disability and the grantee has not died within the three months following termination, the grantee may exercise options at the earlier of the expiration date or one year after termination of employment. If the grantee's employment terminates by reason of retirement, generally the right to exercise options terminates at the earlier of the expiration date of the options or three months after the termination of employment. However, in certain cases, the Board of Directors, pursuant to the provisions of the Key Employees Plan, has authorized the Company to extend the amount of time that a grantee has to exercise an option after employment termination.

      Tax Consequences. The following is a summary of the principal federal income tax consequences of transactions under the Key Employees Plan based on current federal income tax laws. This summary does not describe state, local or foreign tax consequences.

      ISOs granted under the Key Employees Plan are intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the grantee of an ISO will not realize taxable income upon the grant or the exercise of the ISO. The Company will not receive an income tax deduction at either of such times. If the grantee does not dispose of the shares of Common Stock acquired upon exercising an ISO within either (i) two (2) years after the date of grant of the ISO, or (ii) one (1) year after the date shares of Common Stock are transferred to the grantee pursuant to the exercise of the ISO, the gain upon a subsequent disposition of the shares will be taxed at capital gain rates. If the grantee, within either of the above periods, disposes of the shares of Common Stock acquired upon the exercise of an ISO, the grantee will recognize as ordinary income in the year of disposition an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the grantee. The gain in excess of such amount recognized by the grantee as ordinary income would be taxed as a long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

      The exercise of an ISO will result in the inclusion of the excess of the stock's fair market value on the date of exercise over the exercise price in the grantee's alternative minimum taxable income. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

      Upon exercise of an NSO granted under the Key Employees Plan or upon the exercise of an ISO that does not qualify for the tax treatment described above, the grantee must recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price of such shares, which is subject to applicable income and employment tax withholding. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the NSO or ISO not qualifying for the tax treatment described above. Upon a subsequent sale of the stock, the grantee will recognize short-term or long- term capital gain or loss depending on his holding period for the stock and upon the stock's subsequent appreciation or depreciation in value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

      Options Granted in 2001. The following options were granted under the Key Employees Plan during the year ended December 31, 2001. The options become exercisable over various periods ranging from one year to eight years from the date of grant and have terms ranging from five years to ten years from the date of grant.

                                                             Number of    Weighted Average Value of Options at
Name                                                      Options Granted  Exercise Price   March 19, 2002(1)
----                                                      --------------- ---------------- -------------------
Jeffrey T. Gill..........................................          --             --                   --
James G. Cocke...........................................      10,000          $6.25           $   77,800
John M. Kramer...........................................      40,000           6.25              311,200
David D. Johnson.........................................      25,000           6.25              194,500
Richard L. Davis.........................................      40,000           6.25              311,200
All current executive officers as a group (9 persons)....     160,000           6.25            1,244,800
All employees, including all current officers who are not
  executive officers as a group (111 persons)............     383,475           6.31            2,960,576


--------

(1) Based on the closing price of Common Stock as reported in the Nasdaq National Market on March 19, 2002 of $14.03 per share. The actual value of these options, if any, will depend on the excess of the stock price over the exercise price on the date the option is exercised.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1994 STOCK OPTION PLAN FOR KEY EMPLOYEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 PROPOSAL SIX

            APPROVAL OF AN AMENDMENT TO THE SYPRIS SOLUTIONS, INC. INDEPENDENT DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
          AUTHORIZED FOR ISSUANCE THEREUNDER FROM 500,000 TO 750,000

      The Sypris Solutions, Inc. Independent Directors' Stock Option Plan (the "Independent Directors' Plan") was adopted by the Board of Directors of Group Technologies Corporation on October 27, 1994, and was approved by the stockholders of Group Technologies Corporation at the annual meeting of stockholders held in April 1995. The Independent Directors' Plan was further amended in February 1996 and was also amended in March 1998 to reflect the Reorganization. The Board of Directors adopted a proposal on February 23, 1999 to further amend the Independent Directors' Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder from 250,000 to 500,000 shares, which proposal was approved by the stockholders of the Company at the annual meeting of stockholders held in April 1999. The Board of Directors adopted a proposal on February 26, 2002 to amend the Independent Directors' Plan to further increase the aggregate number of shares of Common Stock reserved for issuance thereunder from 500,000 shares to 750,000 shares. The proposal to amend the Independent Directors' Plan is subject to stockholder approval and, if not approved, the amendment will not become effective. The Independent Directors' Plan provides for the grant of stock options to directors of the Company who are not employed by the Company or its subsidiaries or affiliates thereof.


      As of March 19, 2002 there were stock options outstanding covering 429,513 shares of Common Stock held by six (6) persons and only 70,487 shares of Common Stock remained available for future awards under the Independent Directors' Plan. The proposed amendment is expected to provide a sufficient number of additional shares under the Independent Directors' Plan for awards thereunder through the year 2004, and if adopted, the directors who are not employed by the Company or its subsidiaries or any affiliates thereof, could receive more benefits under the Independent Directors' Plan than they could if the proposal is not adopted.


      The following constitutes a brief discussion of the material features of the Independent Directors' Plan and is qualified in its entirety by reference to the full text of the Independent Directors' Plan, as amended and as proposed to be amended, a copy of which is attached as Appendix D to this Proxy Statement.

      The purpose of the Independent Directors' Plan is to promote the interests of the Company by affording an incentive, in the form of an opportunity for stock ownership, to certain persons not employed by the Company and its subsidiaries or an affiliate thereof, to serve as directors of the Company in order to capitalize on the additional expertise and business judgment they provide to the Company.

      The Independent Directors' Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full power and authority to construe, interpret and administer the Independent Directors' Plan and to adopt rules and regulations for carrying out the Independent Directors' Plan as it may deem proper and in the best interests of the Company. The full Board of Directors has the full and final authority in its discretion to select the independent (i.e., non-employee) directors to whom options will be granted under the Independent Directors' Plan, the number of shares of Common Stock subject to each option, the times when options will be granted, the manner in which each option will be exercisable, the duration of the exercise period and such other provisions as the Board of Directors deems necessary or desirable consistent with the provisions of the Independent Directors' Plan. Either the Board of Directors or the Compensation Committee has full and final authority in its discretion to determine all other questions relating to the administration of the Independent Directors' Plan, subject to the terms and conditions thereof. The Board of Directors has the right, at any time, to amend, suspend or terminate the Independent Directors' Plan, provided that no amendment shall make any changes in an outstanding option which would adversely affect the rights of an optionee without such optionee's consent. The Independent Directors' Plan will terminate October 26, 2004, unless terminated sooner by the Board of Directors.

      Only directors who are independent directors are eligible to receive options under the Independent Directors' Plan. An independent director is a director of the Company who is not an employee of the Company or its subsidiaries or an affiliate thereof. An independent director is selected to receive options under the Independent Directors' Plan at the discretion of the full Board of Directors based upon his or her material contributions or expected contributions to the past, present and future successful performance of the Company and its subsidiaries.


      As of March 19, 2002, there were six (6) persons who would be eligible to participate in the Independent Directors' Plan. The Independent Directors' Plan, as amended, will authorize the issuance of up to 750,000 shares of Common Stock of the Company. The maximum number of shares of Common Stock of the Company that may currently be issued pursuant to the Independent Directors' Plan is 500,000 shares, subject to adjustment upon possible future changes in the capital structure of the Company. Authorized but unissued shares or treasury shares or both may be issued pursuant to the Independent Directors' Plan. If an option expires or terminates for any reason prior to being exercised, the shares subject to, but not delivered, pursuant to such option may be transferred to the same director or another independent director without decreasing the aggregate number of shares of Common Stock that may be granted under the Independent Directors' Plan.


      Each option granted under the Independent Directors' Plan will be evidenced by an agreement which sets forth the terms and conditions of the grant of the option as well as the period in which the option may be exercised. The exercise period cannot exceed ten (10) years from the date of grant. The exercise price of all options granted under the Independent Directors' Plan must be 100% of the fair market value of the shares on the date the option is granted.

      Options granted pursuant to the Independent Directors' Plan are nontransferable and may be exercised only by the independent director to whom the options were granted. In the event an independent director dies, all options held by such independent director shall remain effective and may be exercised by the estate of such independent director or the persons entitled to such options by will or by the applicable laws of descent and distribution until the expiration of the applicable option period.

      Tax Consequences. The following is a summary of the principal federal income tax consequences of transactions under the Independent Directors' Plan based on current federal income tax laws. This summary does not describe state, local or foreign tax consequences.

      The grant of an option under the Independent Directors' Plan will not result in income to the grantee or in a deduction for the Company. Upon the exercise of any option granted under the Independent Directors' Plan, the grantee must recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price of such shares, which is subject to applicable income and employment tax withholding. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the stock, the grantee will recognize short-term or long-term capital gain or loss depending on his or her holding period for the stock and upon the stock's subsequent appreciation or depreciation in value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

      Options Granted in 2001. The following options were granted pursuant to the Independent Directors' Plan during the year ended December 31, 2001. The options were fully vested and immediately exercisable on the date of grant. The number of such options granted with respect to Independent Directors is set forth below:


                                     Number of    Weighted Average Value of Options at
Name                              Options Granted  Exercise Price   March 19, 2002(1)
----                              --------------- ---------------- -------------------
Henry F. Frigon..................     10,000           $4.75            $ 92,800
R. Scott Gill....................     10,000            4.75              92,800
William L. Healey................     10,000            4.75              92,800
Roger W. Johnson.................     19,152            5.58             161,782
Sidney R. Petersen...............     19,605            5.56             166,012
Robert Sroka.....................     20,587            5.58             174,022
All current directors who are not
  executive officers as a group..     89,344            5.30             780,217

--------

(1) Based on the closing price of Common Stock as reported in the Nasdaq National Market on March 19, 2002 ($14.03 per share). The actual value of these options, if any, will depend on the excess of the stock price over the exercise price on the date the option is exercised.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1994 INDEPENDENT DIRECTORS' STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                             INDEPENDENT AUDITORS

      At its meeting held on February 26, 2002, the Board of Directors adopted the recommendation of the Audit and Finance Committee and selected Ernst & Young LLP to serve as the Company's independent public accountants and auditors for the fiscal year ended December 31, 2002. Ernst & Young LLP has served as the Company's independent public accountants and auditors since and including the Company's fiscal year ended December 31, 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.


      Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for Ernst & Young LLP's review of the financial statements included in the Company's filings with the Securities and Exchange Commission on Form 10-Q are $205,200, all of which has been billed through February 19, 2002.


      Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

      All Other Fees. The aggregate fees billed for all other services rendered by Ernst & Young LLP for the fiscal year ended December 31, 2001 are $181,322, primarily for accounting and advisory services on acquisition activities, follow-on offering registration statement procedures and tax planning and compliance services. The Audit and Finance Committee reviewed the provision of these non-audit services by Ernst & Young LLP for the fiscal year ended December 31, 2001 and determined the provision of such services to be compatible with maintaining such auditor's independence within the meaning of federal securities laws.

                                 OTHER MATTERS

      The Board of Directors does not intend to bring any other matter before the Annual Meeting and has not been informed that any other matter is to be presented by others. If any other matter properly comes before the Annual Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

      You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience, or vote by telephone or over the Internet.

Multiple Stockholders Sharing the Same Address

      In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and costs savings for companies.


      This year, one or more brokers with accountholders who are Sypris Solutions, Inc. stockholders will be "householding" our proxy materials. A single Proxy Statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement, please notify your broker, direct your written request to Sypris Solutions, Inc., Richard L. Davis, Secretary, 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222, or contact Mr. Davis at (502) 329-2000. We will deliver promptly, upon written or oral request in the manner provided above, a separate copy of the Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy was delivered. If your broker is not currently householding (i.e., you received multiple copies of the Company's Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.


Availability of Report on Form 10-K

      The Company's 2001 Report on Form 10-K may be obtained without charge by writing to Richard L. Davis, Secretary, Sypris Solutions, Inc., 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222.

          DEADLINE FOR RECEIPT OF AND NOTICE OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 2003 must be received by the Company no later than November 28, 2002, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      Stockholder proposals received after February 11, 2003 will be considered untimely, and the proxies solicited by the Company for next year's Annual Meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                                          By Order of the Board of Directors

                                          /s/ Richard L. Davis
                                          Richard L. Davis
                                          Secretary
Louisville, Kentucky
March 28, 2002

                                  APPENDIX A

                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF
                            SYPRIS SOLUTIONS, INC.

      Sypris Solutions, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

      DOES HEREBY CERTIFY:

      FIRST: That at meetings of the Board of Directors of the Corporation, resolutions were duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth amendments to Articles Fifth, Sixth and Eighth of the Certificate of Incorporation of the Corporation and declaring said amendments to be advisable, and submitting said amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:


      RESOLVED, that the Board of Directors hereby authorizes and approves the following amendment to Article Fifth of the Certificate of Incorporation of this Corporation, the text of such article, as so amended, to read in its entirety as follows:


            "FIFTH:  Capital Stock.

            I. Authorized Capital Stock. The total number of shares which are authorized to be issued by the Corporation is 30,000,000 shares of common stock having a $.01 par value per share ("Common Stock"), 10,000,000 shares of nonvoting common stock having a $.01 par value per share ("Nonvoting Common Stock"), and 1,000,000 shares of preferred stock having a $.01 par value per share ("Preferred Stock").

            A description of the foregoing classes of stock of the Corporation and a statement of the voting powers, preferences and relative rights and the qualifications, limitations or restrictions granted to or imposed upon the shares of each class is as follows:

            II.  Preferred Stock

            A. Authority is hereby vested in the Board of Directors, by resolution, to divide any or all of the authorized shares of Preferred Stock into series and, within the limitations imposed by law and this Certificate of Incorporation, to fix and determine as to each such series:

                   [1]  The voting rights and powers, if any, of the holders of shares of such series;

                   [2]  The number of shares and designation of such series;

                   [3]  The annual dividend rate;

                   [4]  The prices at, and the terms and conditions on which, shares of such series may be redeemed;

                   [5]  The amounts payable on shares of such series in the
             event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                   [6]  The terms, if any, upon which shares of such series may be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes, including the price or prices and the rate of conversion or exchange, any adjustments thereof, and all other terms and conditions;

                   [7]  The sinking fund provisions, if any, for the redemption or purchase of shares of such series; and

                   [8]  Such other provisions as may be fixed by the Board of
             Directors of the Corporation pursuant to the Delaware General Corporation Law.

            B. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

            C. The Corporation may at any time permitted by the resolution adopted by the Board of Directors providing for the issue of any series of Preferred Stock and at the redemption price or prices and on the terms and conditions stated in said resolution, redeem the whole or any part of the shares of any series of Preferred Stock at the time outstanding.

            D. Except when otherwise herein or by statute specifically provided, or except as provided by the resolution adopted by the Board of Directors providing for the issue of any series, the holders of shares of Preferred Stock shall not be entitled to vote at the election of directors or on any question arising at any meeting of stockholders of the Corporation.

            E. To the extent permitted by the Delaware General Corporation Law, the shares of Preferred Stock shall be convertible into other shares of the capital stock of this Corporation upon such terms and conditions and at such rates of conversion or exchange as may be provided by the resolution adopted by the Board of Directors providing for the issue of any series.

            III. Common Stock and Nonvoting Common Stock. The Common Stock and Nonvoting Common Stock are identical, in all respects, except as follows:

            A. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a stockholders' vote, while no shares of Nonvoting Common Stock shall have any voting rights, except for those voting rights required by the Delaware General Corporation Law.

            B. Subject to the limitations prescribed herein, holders of the Common Stock and Nonvoting Common Stock shall participate equally in any dividends (payable in cash, stock or property) and stock splits, when and as declared by the Board of Directors, out of assets of the Corporation legally available therefor; provided, however, that, in the event of a stock split, or a pro rata stock dividend of like shares declared on outstanding shares, the holders of Common Stock shall receive shares of Common Stock and the holders of Nonvoting Common Stock shall receive shares of Nonvoting Common Stock.

            C. In the event the Corporation is liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Common Stock and Nonvoting Common Stock shall participate equally in any distribution. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph.

            D. If at any time while there are shares of Common Stock and Nonvoting Common Stock issued and outstanding, it shall be determined by the Board of Directors, in its sole discretion, that legislation or regulations are enacted or any judicial or administrative determination is made which would prohibit the quotation, listing, or trading of the Corporation's Common Stock or Nonvoting Common Stock on the New

      York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System, or would otherwise have a material adverse effect on the Corporation, in any such case due to the Corporation having more than one class of common shares outstanding, then the Board of Directors may by reversion convert all outstanding Nonvoting Common Stock into Common Stock on a share-for-share basis. To the extent practicable, notice of such conversion of Nonvoting Common Stock specifying the date fixed for said conversion shall be mailed, postage prepaid, at least 10 days but not more than 30 days prior to said conversion date to the holders of record of shares of Common Stock and Nonvoting Common Stock at their respective addresses as the same shall appear on the books of the Corporation; provided, however, that no failure or inability to provide such notice shall limit the authority or ability of the Board of Directors to convert all outstanding Nonvoting Common Stock into Common Stock. Immediately prior to the close of business on said conversion date (or, if said conversion date is not a business day, on the next succeeding business day) each outstanding share of Nonvoting Common Stock shall thereupon automatically be converted into a share of Common Stock and each certificate theretofore representing shares of Nonvoting Common Stock shall thereupon and thereafter represent a like number of shares of Common Stock.

            IV.  General.

            A. No holder of shares of the Corporation of any class, as such, shall have any preemptive right to subscribe for stock, obligations, warrants, subscription rights or other securities of the Corporation of any class, regardless of when authorized.

            B. For the purposes of this Article FIFTH and of any resolution of the Board of Directors providing for the issue of any series of Preferred Stock or of any certificate of amendment filed with the Secretary of State of the State of Delaware (unless otherwise expressly provided in any such resolution or certificate), any class or classes of stock of the Corporation shall be deemed to rank junior to any other class or classes if the rights of the holders thereof shall be subject or subordinate to the rights of the holders of shares of such other class or classes in respect of the receipt of dividends or of amounts distributable upon liquidation, dissolution, or winding up."

      RESOLVED, that the Board of Directors hereby authorizes and approves the following amendments to Articles Sixth and Eighth of the Certificate of Incorporation of this Corporation, the texts of such articles, as so amended, to read in their entirety as follows:

            "SIXTH:  Directors.

            A. The affairs of the Corporation are to be conducted by a Board of Directors of not fewer than three (3) nor more than twelve (12) members, the number to be set by the directors as provided in the Bylaws of the Corporation. The directors shall be divided into three classes as nearly equal in number as possible. Class I directors shall be elected initially for a term expiring at the annual meeting of stockholders held in 2003, Class II directors shall be elected initially for a term expiring at the annual meeting of stockholders held in 2004, and Class
      III directors shall be elected initially for a term expiring at the annual meeting of stockholders held in 2005. Thereafter, directors chosen to succeed those whose terms expire at such annual meeting shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders following their election. In the event of any increase or decrease in the number of authorized directorships, the newly created or eliminated directorships shall be apportioned by the Board of Directors among the classes as equally as possible. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation or removal of any director. Whenever a vacancy occurs on the Board of Directors, a majority of the remaining directors, although less than a quorum, shall have the power to fill the vacancy by electing a successor director to fill that portion of the unexpired term resulting from the vacancy. Directors elected to fill a vacancy shall hold office until the term of the Class to which they shall have been elected expires.

            B. Notwithstanding the foregoing, whenever the holders of any series of Preferred Stock issued by the Corporation shall have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of such series of Preferred Stock as fixed by the Board of Directors, and such directors so elected shall not be divided into classes pursuant to this Article Sixth unless expressly provided by the terms of such series.

            C. Directors of the Corporation may be removed by the affirmative vote of the holders of not less than eighty percent (80%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

            D. Notwithstanding any other provision of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of not less than eighty percent (80%) of all shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with this Article Sixth."

            "EIGHTH:  Stockholder Action; Call of Special Meetings of
      Stockholders.

            A. No action required or permitted to be taken by the stockholders of the Corporation at any duly called annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

            B. Special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Directors in writing, or by the holders of not less than eighty percent (80%) of all shares entitled to cast votes at the meeting. Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

            C. Notwithstanding any other provision of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of not less than eighty percent (80%) of all shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with this Article Eighth."

      SECOND: That thereafter, pursuant to resolutions of its Board of Directors, the annual meeting of the stockholders of the Corporation was held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of each of the foregoing amendments.

      THIRD: That each of the foregoing amendments was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Jeffrey T. Gill, its President and Chief Executive Officer, as of
this      day of           , 2002.

                                          SYPRIS SOLUTIONS, INC.

                                          By:
                                            -----------------------------------
                                               Jeffrey T. Gill, President and
                                               Chief Executive Officer

                                  APPENDIX B

                             AMENDED AND RESTATED
                                   BYLAWS OF
                            SYPRIS SOLUTIONS, INC.

                                  ARTICLE I.

                                    OFFICES

      The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The principal office of the corporation shall be located in Louisville, Kentucky. The corporation may have such other offices as the business of the corporation may require from time to time.

                                  ARTICLE II.

                                 STOCKHOLDERS

      SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders shall be held between January 1st and December 31st of each year, beginning with the year 1998, on such date and at such hour as may be specified in the Notice of Meeting or in a duly executed waiver of notice thereof, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next business day which is not a legal holiday. If the election of directors shall not be held on the day designated for any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders to be held as soon thereafter as may be convenient.

      SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders of the corporation may be called in accordance with the corporation's certificate of incorporation.

      SECTION 3. PLACE OF MEETING. The Board of Directors may designate any place within or without the State of Delaware as the place of meeting for any annual meeting, or any place either within or without the State of Delaware as the place of meeting for any special meeting called by the Board of Directors.

      If no designation is made, or if a special meeting be called by other than the Board of Directors, the place of meeting shall be the principal office of the corporation in the State of Kentucky, except as provided in Section 5 of this Article.

      SECTION 4. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by telegraph, teletype or other form of wire or wireless communication, electronic transmission or by mail or private carrier, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting, except when a longer period of time is required by statute. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope addressed to the stockholder at his address as it appears on the records of the corporation, with first class postage thereon prepaid.

      SECTION 5. MEETING OF ALL STOCKHOLDERS. If all of the stockholders shall meet at any time and place, either within or without the State of Delaware, and consent to the holding of a meeting, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

      SECTION 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided herein, such determination shall apply to any adjournment thereof unless the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting, in which case the Board of Directors shall fix a new record date.

      SECTION 7. VOTING LISTS AND SHARE LEDGER. The secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

      SECTION 8. QUORUM. A majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders. The stockholders present at a duly organized meeting can continue to do business for the remainder of the meeting and for any adjournment thereof until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, unless a new record date is or must be set for that adjourned meeting.

      SECTION 9. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or by the transmission of an electronic submission or in such manner allowed by the Delaware General Corporation Law) by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. A stockholder may revoke his proxy at any time prior to the establishment of a quorum at any meeting of stockholders. Such revocation shall be in writing (or by the transmission of an electronic submission or in such manner allowed by the Delaware General Corporation Law) and delivered to the secretary of the corporation prior to the time the presence of a quorum has been determined and declared.

                                 ARTICLE III.

                                   DIRECTORS

      SECTION 1. GENERAL POWERS. The business and affairs of the corporation shall be managed under the direction of a Board of Directors.

      SECTION 2. NUMBER AND TENURE OF DIRECTORS. The number of directors of the corporation shall be not less than three (3) nor more than twelve (12). The Board of Directors may from time to time designate the number of directors which shall constitute the whole Board within the limitation specified in the preceding sentence. The number of directors shall initially be eight (8). The directors shall be divided into three classes as nearly equal in number as possible. Each director shall hold office for an initial term as set forth in Article Sixth of the Corporation's Certificate of Incorporation, and thereafter, shall hold office for a term of three (3) years. In the event of any increase or decrease in the number of authorized directorships, the newly created or eliminated directorships shall be apportioned by the Board of Directors among the classes as equally as possible. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

      SECTION 3. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice other than this bylaw, immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

      SECTION 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board or a majority of the directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

      SECTION 5.   NOTICE.   Notice of any special meeting shall be given at
least two (2) days prior thereto by telephone, by written notices delivered personally or mailed to each director at his address on file with the corporation, or by telegram or other form of electronic communication. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail in a sealed envelope so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, unless the director at the beginning of the meeting (or promptly upon his arrival) objects to the transaction of any business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

      SECTION 6. QUORUM. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that if less than a majority of the directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

      SECTION 7. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors; provided, however, that the Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive and one or more other committees, including, without limitation, an audit committee and a compensation committee, each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors to the extent permitted by the Delaware General Corporation Law, but no such committee shall have the authority of the Board of Directors to [a] approve or recommend to stockholders actions or proposals required by Delaware law to be approved by the stockholders; [b] fill vacancies on the Board of Directors or on any of its committees; [c] adopt, amend or repeal bylaws; [d] authorize or approve reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or [e] authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a voting group, except that the Board of Directors may authorize a committee (or senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

      SECTION 8. VACANCIES. Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum. A director elected to fill a vacancy shall hold office until the term of the Class to which he shall have been elected expires, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

      SECTION 9. COMPENSATION. The Board of Directors shall have authority to fix the compensation of directors.

      SECTION 10. ACTION BY CONSENT OF DIRECTORS. Any action required or permitted to be taken at a meeting of the Board of Directors or at a meeting of a committee, may be taken without a meeting if a consent, in writing, setting forth the action so taken shall be signed by all of the directors, or all of the members of the committee, as the case may be, and included in minutes or filed with the corporate records.

                                  ARTICLE IV.

                                   OFFICERS

      SECTION 1. DESIGNATION OF OFFICERS. The officers of the corporation shall be a president, one or more vice presidents, a treasurer, a secretary, and such other officers, including, without limitation, a chairman of the board, a chief executive officer, one or more assistant treasurers and one or more assistant secretaries, as may be provided by the Board of Directors and elected in accordance with the provisions of this article.

      SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed from office in the manner hereinafter provided.

      SECTION 3. REMOVAL. Any officer elected by the Board of Directors may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      SECTION 4. CHAIRMAN OF THE BOARD. The Board of Directors shall appoint one of its members to be chairman of the board to serve at the pleasure of the Board. He shall preside at all meetings of the Board of Directors and at all meetings of the stockholders. The chairman of the board shall supervise the carrying out of the policies adopted or approved by the Board. He shall have general executive powers, as well as the specific powers conferred by these bylaws. He shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to him by the Board of Directors.

      SECTION 5. PRESIDENT. The Board of Directors shall appoint the president of the corporation. The president may sign, with the secretary, or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; he shall have authority to vote all shares of stock in other corporations owned by the corporation, unless the Board of Directors designates and appoints another person as proxy for the corporation; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time. In the event the Board does not appoint a chief executive officer or in his absence or in the event of his inability or refusal to act, the president shall perform the duties of chief executive officer. The Board in its discretion may appoint the same member to the office of chairman of the board and president. When the member of the Board holds the office of chairman of the board and president, a vice chairman of the board shall be appointed to preside at any meeting of the Board at which the chairman is not present.

      SECTION 6. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the principal executive officer of the corporation and shall in general supervise and control all of the business affairs of the corporation and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. The Board in its discretion may appoint the same member to the office of chief executive officer and chairman of the board and/or president.

      SECTION 7. VICE PRESIDENT. The Board shall appoint as many vice presidents as it deems necessary and may designate one or more vice presidents as senior vice president of the corporation. Such senior vice president (or in the event no senior vice president is appointed, the vice president in the order designated at the time of their election or, in the absence of any designation, then in the order of their appointment) shall, in the absence of the president and chief executive officer or in the event of his or their inability or refusal to act, perform the duties of such office(s) and, when so acting, shall have all the powers of and be subject to all the restrictions upon such office(s). Any vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation and shall perform such other duties as from time to time may be assigned to them by the president or by the Board of Directors.

      SECTION 8. TREASURER. If required by the Board of Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall: [a] have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws; [b] in general, perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or the Board of Directors.

      SECTION 9. SECRETARY. The secretary shall: [a] keep the minutes of the stockholders' and of the Board of Directors' meetings in one or more books provided for that purpose; [b] see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; [c] be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; [d] keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; [e] in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the Board of Directors. The secretary may also be designated as registrar of the corporation. Both the secretary and the registrar of the corporation shall have authority to sign with the president, or vice president, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors, have general charge of the stock transfer books of the corporation and take all actions necessary for transfer of shares on the books of the corporation.

      SECTION 10. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries, as and if authorized by the Board of Directors, may sign with the president or vice president certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers and assistant secretaries in general shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the president or the Board of Directors.

                                  ARTICLE V.

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

      SECTION 1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

      SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation, and no evidences of indebtedness shall be issued in its name unless authorized in advance or by ratification, by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

      SECTION 3. CHECKS, DRAFTS, ORDERS, ETC. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents, of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

      SECTION 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                  ARTICLE VI.

                  CERTIFICATES FOR SHARES AND THEIR TRANSFER

      SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the president or vice president and by the secretary or an assistant secretary (including by facsimile signature) and may be sealed with the seal of the corporation or a facsimile thereof. All certificates surrendered to the corporation for transfer shall be cancelled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

      SECTION 2. TRANSFER OF SHARES. Transfer of shares of the corporation shall be made only on the books of the corporation by the registered holder thereof or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

                                 ARTICLE VII.

                                  FISCAL YEAR

      The fiscal year of the corporation shall begin on the first day of January and end on the last day of December of each calendar year.

                                 ARTICLE VIII.

                               WAIVER OF NOTICE

      Whenever any notice whatever is required to be given under the provisions of these bylaws, or under the provisions of the Certificate of Incorporation, or under the provisions of the corporation laws of the State of Delaware, waiver thereof in writing, signed by the person, or persons, entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                  ARTICLE IX.

                              AMENDMENT OF BYLAWS

      The Board of Directors may alter, amend or rescind the bylaws, subject to the rights of stockholders to replace or modify such actions.

                                  ARTICLE X.

                                   AUDITORS

      The corporation's books of account shall be examined annually by an independent firm of public accountants whose selection shall be made by the Board of Directors after recommendation by management. Upon completion of the examination by the auditors, a report shall be prepared and submitted to the Board of Directors.

                                  APPENDIX C

                            SYPRIS SOLUTIONS, INC.
                   1994 STOCK OPTION PLAN FOR KEY EMPLOYEES
                          ADOPTED ON OCTOBER 27,1994

              AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 26, 2002

                                   PREAMBLE

      The Sypris Solutions, Inc. Stock Option Plan for Key Employees is a restatement of the Group Technologies Corporation 1994 Stock Option Plan for Key Employees adopted by Group Technologies Corporation effective October 27, 1994. On March 30, 1998, Sypris Solutions, Inc. became the successor to Group Technologies Corporation pursuant to a reincorporation merger of Group Technologies Corporation with and into Sypris Solutions, Inc. (the "merger"). Pursuant to the provisions of the merger and the plan, Group Technologies Corporation stock subject to the plan and outstanding options under the plan were automatically by virtue of the merger converted into and replaced by Sypris Solutions, Inc. common stock. The plan was amended and restated: (i) effective March 1, 1998, to reflect the changes caused by the merger and to increase the shares to be issued under the Plan from 1,250,000 to 2,500,000 shares; (ii) effective July 1, 1998, to provide for the granting of performance-based options under the Plan; and (iii) effective February 26, 2002, as set forth herein, to increase the number of authorized shares to be issued under the Plan from 2,500,000 to 4,000,000 shares.

      1. Purpose. The purpose of the Sypris Solutions, Inc. 1994 Stock Option Plan for Key Employees is to promote the interests of the Company by affording an incentive to certain key employees to remain in the employ of the Company and its Subsidiaries and to use their best efforts in its behalf and to aid the Company and its Subsidiaries in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Company and its Subsidiaries by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of incentive stock options, nonstatutory stock options or performance-based options to purchase the Company's stock pursuant to the terms of the Plan.

      2.  Definitions.

            A.  "Board" means the Company's Board of Directors.

            B.  "Code" means the Internal Revenue Code of 1986, as amended.

            C. "Committee" means the Compensation Committee of the Board that administers the Plan, pursuant to Section 4.

            D. "Common Stock" means the Company's common stock, $.01 par value, or the common stock or securities of a Successor that have been substituted theretofore pursuant to Section 9.

            E.  "Company" means Sypris Solutions, Inc., a Delaware corporation,
      with its principal place of       business at 101 Bullitt Lane, Suite
      450, Louisville, Kentucky 40222.

            F. "Disability" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and that renders Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Committee may require.

            G. "ISO" means an option to purchase Common Stock which at the time the option is granted under the Plan qualifies as an incentive stock option within the meaning of Code Section 422.

            H. "NSO" means a nonstatutory stock option to purchase Common Stock which at the time the option is granted under the Plan does not qualify as an ISO.

            I. "Option Price" means the price to be paid for Common Stock upon the exercise of an option granted under the Plan in accordance with
      Section 7.B.

            J. "Optionee" means an employee to whom options have been granted under the Plan.

            K. "Optionee Representative" means the Optionee's estate or the person or persons entitled thereto by will or by applicable laws of descent and distribution.

            L. "Performance-Based Option" means an option granted pursuant to the provisions of Section 7.O.

            M. "Plan" means the Sypris Solutions, Inc. 1994 Stock Option Plan for Key Employees, as set forth herein, and as amended from time to time.

            N. "Subsidiary" shall mean any corporation which at the time an option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Code
      Section 424(f), or any similar provision thereafter enacted.

            O. "Successor" means the entity surviving a merger or consolidation with the Company, or the entity that acquires all or a substantial portion of the Company's assets or outstanding capital stock (whether by merger, purchase or otherwise).

            P. "Target Share Price" means the price per share of Common Stock set by the Board in the option agreement that establishes the point at which a Performance-Based Option vests in accordance with Section 7.O.

            Q. "Ten Percent Shareholder" means an employee who, at the time an option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary employing the Optionee or of its parent (within the meaning of Code Section 424(e)) or subsidiary (within the meaning of Code Section 424(f)) corporation.

      3.  Shares Subject to Plan.

            A. Authorized Unissued or Treasury Shares. Subject to the provisions of Section 9, the shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued shares or treasury shares of Common Stock.

            B. Aggregate Number of Shares. Subject to adjustments and substitutions made pursuant to the provisions of Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed two million five hundred thousand (2,500,000) of the Company's authorized shares of Common Stock. Effective February 26, 2002, but subject to approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, the aggregate number of shares shall be increased to four million (4,000,000) of the Company's authorized shares of Common Stock.

            C. Shares Subject to Expired Options. If any option granted under the Plan expires or terminates for any reason without having been exercised in full in accordance with the terms of the Plan, the shares of Common Stock subject to, but not delivered under, the option shall become available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same employee or other employees without decreasing the aggregate number of shares of Common Stock that may be granted under the Plan.

      4. Administration. The Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee shall have full power and authority to construe, interpret, and administer the Plan and to adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company.

      5.  Grant of Options.

            A. Board Authority. Subject to the terms, provisions and conditions of the Plan, the Board shall have full and final authority in its discretion: (i) to select the employees to whom options shall be granted; (ii) to authorize the granting of ISOs, NSOs, Performance-Based Options, or a combination of ISOs, NSOs and Performance-Based Options;
      (iii) to determine the number of shares of Common Stock subject to each option; (iv) to determine the time or times when options shall be granted, the manner in which each option shall be exercisable, and the duration of the exercise period; (v) to fix such other provisions of the option agreement as it may deem necessary or desirable consistent with the terms of the Plan; and (vi) to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of the Plan by either the Board or the Compensation Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Board or the Compensation Committee in administering the Plan.

            B. $100,000 ISO Limitation. Notwithstanding the foregoing, the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which ISOs shall first become exercisable by an Optionee in any calendar year under all ISO plans of the Company and its Subsidiaries shall not exceed $100,000. Options in excess of this limitation shall constitute NSOs.

      6. Eligibility. Key employees of the Company and its subsidiaries including officers and directors, shall be eligible to receive options under the Plan. No director of the Company who is not also an employee of the Company or a Subsidiary shall be entitled to receive an option under the Plan. Key employees to whom options may be granted under the Plan shall be those elected by the Board from time to time who, in the sole discretion of the Board, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

      7. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an option agreement signed by the Optionee and by a member of the Board on behalf of the Company. An option agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan and that the Board may deem appropriate.

            A. Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Board may extend such period provided that, in the case of an ISO, such extension shall not in any way disqualify the option as an ISO without the Optionee's consent. Except in the case of a Performance-Based Option, such period, including any such extensions, shall not exceed ten (10) years from the date of grant, provided, however, that in the case of an ISO granted to a Ten Percent Stockholder, such period, including extensions, shall not exceed five (5) years from the date of grant. The option period in the case of a Performance-Based Option shall be as provided in Section 7.O[4] and [5].

            B.  Option Price.

                   [1]  ISOs and NSOs.  The Option Price for ISOs and NSOs
             shall be: (i) the fair market value of the Common Stock on the date the option is granted, or (ii) in the case of an ISO granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted and shall be subject to adjustments in accordance with the provisions of Section 9.

                   [2]  Performance-Based Options. The Option Price for a
             Performance-Based Option shall be the greater of: (i) the fair market value of the Common Stock on the date the option is granted as provided in Section 7.B[1]; or (ii) the Target Share Price; or
             (iii) the fair market value of the Common Stock on the date the Target Share Price is deemed to have been achieved, as determined in accordance with Section 7.C and 7.O[3].

            C. Fair Market Value. The fair market value of Common Stock on any given measurement date shall be determined as follows:

                   [1]  if the Common Stock is traded on the over-the-counter market, the closing sale price for the Common Stock in the over-the-counter market on the measurement date (or if there was no sale of the Common Stock on such date, on the immediately preceding date on which there was a sale of the Common Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or

                   [2]  if the Common Stock is listed on a national securities exchange, the closing sale price for the Common Stock on the Composite Tape on the measurement date; or

                   [3]  if the Common Stock is neither traded on the
             over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

            D. Payment of Option Price. Each option shall provide that the purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Board deems acceptable, and which other consideration in the Board's sole discretion may include: (i) Common Stock of the Company already owned by the Optionee having a total fair market value on the date of exercise, determined in accordance with
      Section 7.C., equal to the purchase price, (ii) Common Stock of the Company issuable upon the exercise of a Plan option and withheld by the Company having a total fair market value on the date of exercise, determined in accordance with Section 7.C., equal to the purchase price, as long as the Optionee can produce evidence of ownership for at least six months of a sufficient number of shares of Common Stock of the Company ("Mature Shares") which would cover the option exercise price, or
      (iii) a combination of cash and Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares) having a total fair market value on the date of exercise, determined in accordance with
      Section 7.C, equal to the amount of the purchase price not paid in cash.

            E. Manner of Exercise. Subject to the terms and conditions of any applicable option agreement, any option granted under the Plan may be exercised in whole or in part. To initiate the process for the exercise of an option: (i) the Optionee shall deliver to the Company, or to a broker-dealer in the Common Stock with the original copy to the Company a written notice specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for the purpose of resale or distribution; and (ii) the Optionee, or the broker-dealer, shall pay for the exercise price of such shares with cash, or if the Board in its discretion agrees to so accept, by delivery to the Company of Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares), or in some combination of cash and such Common Stock acceptable to the Board. If payment of the Option Price is made with Common Stock, the value of the Common Stock used for such payment shall be the fair market value of the Common Stock on the date of exercise, determined in accordance with Section 7.C. The date of exercise of a stock option shall be determined under procedures established by the Board, but in no event shall the date of exercise precede the date on which both the written notice of intent to exercise an option and full payment of the exercise price for the shares as to which the option is being exercised have been received by the Company. Promptly after receiving full payment for the shares as to which the option is being exercised and, provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee a certificate for such shares of the Common Stock. If an Optionee fails to accept delivery of the Common Stock, the Optionee's rights to exercise the applicable portion of the option shall terminate.

            F. Exercises Causing Loss of Compensation Deduction. No part of an option may be exercised to the extent the exercise would cause the Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and which is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies compensation tax deduction, provided such exercise occurs before lapse of the option, and otherwise complies with the terms and conditions of the Plan and option agreement.

            G. Investment Representation. Each option agreement may provide that, upon demand by the Board for such a representation, the Optionee or Optionee Representative shall deliver to the Board at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation before delivery of Common Stock issued upon exercise of an option and before expiration of the option period shall be a condition precedent to the right of the Optionee or Optionee Representative to purchase Common Stock.

            H. ISOs. Each option agreement which provides for the grant of an ISO to an employee, including a Performance-Based Option that is intended to be an ISO, shall contain such terms and provisions as the Board deems necessary or desirable to qualify such option as an ISO within the meaning of Code Section 422.

            I. Exercise in the Event of Death or Termination of Employment. Unless the Board, in its sole discretion, provides otherwise in the option agreement, these conditions shall apply to the ability of an Optionee to exercise his or her options:

                   [1]  If an Optionee dies; (i) while an employee of the
             Company or a Subsidiary, or (ii) within three (3) months after termination of employment with the Company or a Subsidiary because of a Disability, the Optionee's options may be exercised by Optionee Representative, to the extent that the Optionee shall have been entitled to do so on the date of death or employment termination, but not later than the expiration date specified in
             Section 7.A or one (1) year after the Optionee's death, whichever date is earlier.

                   [2]  If an Optionee's employment by the Company or a
             Subsidiary terminates because of the Optionee's Disability and the Optionee has not died within the following three (3) months, the Optionee may exercise his or her options, to the extent that he or she shall have been entitled to do so at the date of employment termination, at any time, or from time to time, but not later than the expiration date specified in Section 7.A or one (1) year after termination of employment, whichever date is earlier.

                   [3]  If an Optionee's employment terminates by reason of
             retirement in accordance with the terms of the Company's tax-qualified retirement plans or with the consent of the Board, all right to exercise his or her options shall terminate at the expiration date specified in Section 7.A or three (3) months after employment termination, whichever date is earlier.

                   [4]  If an Optionee's employment terminates for any reason other than death, Disability, or retirement, all rights to exercise his or her options shall terminate on the date of employment termination.

            J. Leaves of Absence. The Board may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Optionee by the Company or Subsidiary for purposes of accrual of the Optionee's rights under the Plan. Notwithstanding the foregoing, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, the Optionee's employment by the Company or a Subsidiary for the purposes of the Plan shall be deemed to have terminated on the 91st day of the leave.

            K. Transferability of Options. An option granted under the Plan may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee to whom granted, may be exercised only by the Optionee.

            L. No Rights as Shareholder. No Optionee or Optionee Representative shall have any rights as a shareholder with respect to Common Stock subject to option before the date of transfer to the Optionee of a certificate or certificates for the shares.

            M. No Rights To Continued Employment. The Plan and any option granted under the Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary by which an Optionee is employed to terminate employment at any time.

            N. Tax Withholding. To the extent required by applicable law, the Optionee shall, on the date of exercise, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an option exercise or any sale of shares. The Board, in its sole discretion, may permit these obligations to be satisfied in whole or in part with: (i) cash paid by the Optionee or by a broker-dealer on behalf of the Optionee, (ii) shares of Common Stock that otherwise would be issued to the Optionee upon exercise of the option, as long as the Optionee can produce evidence of ownership of Mature Shares, and/or (iii) shares of Common Stock already owned by the Optionee. The Company shall not be required to issue shares for the exercise of an option until such tax obligations are satisfied and the Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

            O.  Performance-Based Options.  The Board may grant
      Performance-Based Options under the Plan subject to the following terms and conditions and such other terms and conditions provided by the Board in the option agreement that are not inconsistent with the Plan:

                   [1]  ISOs and NSOs.  The option agreement shall state
             whether the Performance-Based Options are intended to be NSOs or ISOs.

                   [2]  Vesting.  Performance-Based Options shall vest in equal twenty percent (20%) annual installments over a five (5) year period, beginning with vesting of the first 20% installment on the second anniversary of the date the Target Share Price has been achieved, with full vesting of the option occurring on the sixth anniversary of the date the Target Share Price has been achieved.

                   [3]  Achievement of Target Share Price.  The Target Share
             Price shall be deemed to have been achieved on the first business day following the calendar quarter in which the average daily fair market value of the Common Stock, determined in accordance with
             Section 7.C., equals or exceeds the Target Share Price for the preceding calendar quarter. The Board will confirm the achievement of the Target Share Price and the Option Price as soon as administratively practicable after the Target Share Price has been achieved.

                   [4]  NSO Option Period.  Performance-Based Options issued as
             NSOs shall expire and cease to be exercisable at the earliest of the following times: (i) failure to achieve the Target Share Price within such time period as designated by the Board in the option agreement; or (ii) on the eighth anniversary of the date the Target Share Price is achieved; or (iii) the date provided in
             Section 7.I; or (iv) thirty (30) days after the Board makes a determination that the optionee is no longer a "key employee"; or
             (v)] any earlier time provided by the Board in the option agreement.

                   [5]  ISO Option Period.  Performance-Based Options issued as
             ISOs shall expire and cease to be exercisable at the earliest of the following times: (i) failure to achieve the Target Share Price within such time period as designated by the Board in the option agreement; or (ii) the earlier of ten (10) years from the date of grant of the option or the eighth anniversary of the date the Target Share Price is achieved; or (iii) the date provided in
             Section 7.I; or (iv) thirty (30) days after the Board makes a determination that the optionee is no longer a "key employee"; or
             (v) any earlier time provided by the Board in the option agreement.

      8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver Common Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Common Stock before: (i) the listing of the Common Stock on any stock exchange or over-the-counter market on which the Common Stock may then be listed and (ii) the completion of any registration or qualification of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. To the extent the Company meets the then applicable requirements for the use thereof and to the extent the Company may do so without undue cost or expense, and subject to the determination by the Board of Directors of the Company that such action is in the best interest of the Company, the Company intends to register the issuance and sale of such Common Stock by the Company under federal and applicable state securities laws using a Form S-8 registration statement under the Securities Act of 1933, as amended, or such successor Form as shall then be available.

      9.  Capital Adjustments Affecting Stock, Mergers and Consolidations.

            A. Capital Adjustments. In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there shall be no change in the aggregate purchase price payable upon exercise of any such option.

            B. Mergers and Consolidations. In the event the Company merges or consolidates with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a Successor, the kind of shares of Common Stock that shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the Common Stock, of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Optionee shall have the right to purchase (a) that number of shares of common stock of the Successor that have a book value equal, as of the date of such merger, conversion or acquisition, to the book value, as of the date of such merger, conversion or acquisition, of the shares of Common Stock of the Company theretofore subject to the Optionee's option, (b) for a purchase price per share that, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate Option Price at which the Optionee could have acquired all of the shares of Common Stock of the Company theretofore optioned to the Optionee.

            C. No Effect on the Company's Rights. The granting of an option pursuant to the Plan shall not effect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

      10. Amendment, Suspension, or Termination. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that, without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, no amendment shall be made that would:

            A. increase the maximum number of shares of Common Stock which may be delivered under the Plan, except as provided in Section 9;

            B.  change the Option Price for an ISO, except as provided in
      Section 9;

            C. extend the period during which an ISO may be exercised beyond the period provided in Section 7.A;

            D. make any changes in any outstanding option, without the consent of the Optionee, which would adversely affect the rights of the Optionee; or

            E.  extend the termination date of the Plan.

      11. Effective Date, Term and Approval. The effective date of the Plan is October 27, 1994 (the date of Board adoption of the Plan). The Plan was approved by stockholders of the Company holding not less than a majority of the shares present and voting at its 1995 annual meeting on April 21, 1995. The Plan shall terminate ten (10) years after the effective date of the Plan and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.

      12. Governing Law; Severability. The Plan shall be governed by the laws of the State of Delaware. The invalidity or unenforceability of any provision of the Plan or any option granted pursuant to the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

      Dated this 26th day of February, 2002.

                                             SYPRIS SOLUTIONS, INC.


                                               /S/  JEFFREY T. GILL

                                          By: _______________________________
                                               Jeffrey T. Gill
                                               President and Chief Executive
                                               Officer

                                  APPENDIX D

                            SYPRIS SOLUTIONS, INC.
                   INDEPENDENT DIRECTORS' STOCK OPTION PLAN
                          ADOPTED ON OCTOBER 27, 1994

              AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 26, 2002

                                   PREAMBLE

      The Sypris Solutions, Inc. Independent Directors' Stock Option Plan is a restatement of the Group Technologies Corporation Independent Directors' Stock Option Plan adopted by Group Technologies Corporation effective October 27, 1994. On March 30, 1998, Sypris Solutions, Inc. became the successor to Group Technologies Corporation pursuant to a reincorporation merger of Group Technologies Corporation with and into Sypris Solutions, Inc. (the "merger"). Pursuant to the provisions of the merger and the plan, Group Technologies Corporation common stock subject to the plan and outstanding options under the plan were automatically by virtue of the merger converted into and replaced by Sypris Solutions, Inc. common stock. The plan was amended and restated: (i) on March 30, 1998 to reflect the changes caused by the merger; (ii) effective February 23, 1999, for the purpose of increasing the number of shares authorized for issuance under the Plan from 250,000 to 500,000 shares; and
(iii) effective February 26, 2002, for the purpose of increasing the number of shares authorized for issuance under the Plan from 500,000 to 750,000 shares, as set forth herein.

      1. Purpose. The purpose of the Sypris Solutions, Inc. Independent Directors' Stock Option Plan is to promote the interests of the Company by affording an incentive to certain persons not affiliated with the Company and its Subsidiaries to serve as a director of the Company in order to bring additional expertise and business judgment to the Company through the opportunity for stock ownership offered under this Plan.

      2.  Definitions.

            A.  "Board" means the Company's Board of Directors.

            B.  "Code" means the Internal Revenue Code of 1986, as amended.

            C. "Common Stock" means the Company's common stock, $.01 par value, or the common stock or securities of a Successor that have been substituted theretofore pursuant to Section 9.

            D. "Company" means Sypris Solutions, Inc., a Delaware corporation, with its principal place of business at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222.

            E. "Compensation Committee" means the Compensation Committee of the Board that administers the Plan pursuant to Section 4.

            F. "Independent Director" means an individual serving as a director on the Company's Board of Directors and who is not otherwise employed by the Company or its Subsidiaries or an affiliate thereof.

            G. "Option Price" means the price to be paid for Common Stock upon the exercise of an option granted under the Plan, in accordance with
      Section 7.B.

            H. "Optionee" means an Independent Director to whom options have been granted under the Plan.

            I. "Optionee Representative" means the Optionee's estate or the person or persons entitled thereto by will or by applicable laws of descent and distribution.

            J. "Plan" means the Sypris Solutions, Inc. Independent Directors' Stock Option Plan, as set forth herein, and as amended from time to time.

            K. "Subsidiary" means any corporation which at the time an option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Code Section 424(f), or any similar provision thereafter enacted.

            L. "Successor" means the entity surviving a merger or consolidation with the Company, or the entity that acquires all or a substantial portion of the Company's assets or outstanding capital stock (whether by merger, purchase or otherwise).

      3.  Shares Subject to Plan.

            A. Authorized Unissued or Treasury Shares. Subject to the provisions of Section 9, the shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued shares or treasury shares of Common Stock.

            B. Aggregate Number of Shares. Subject to adjustments and substitutions made pursuant to the provisions of Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed five hundred thousand (500,000) of the Company's authorized shares of Common Stock. Effective February 26, 2002, but subject to approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, the aggregate number of shares shall be increased to seven hundred fifty thousand (750,000) of the Company's authorized shares of Common Stock.

            C. Shares Subject to Expired Options. If any option granted under the Plan expires or terminates for any reason without having been exercised in full in accordance with the terms of the Plan, the shares of Common Stock subject to, but not delivered under, such option shall become available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same Optionee or other Optionees without decreasing the aggregate number of shares of Common Stock that may be granted under the Plan.

      4. Administration. The Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee shall have full power and authority to construe, interpret, and administer the Plan and to adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company.

      5. Grant of Options. Subject to the terms, provisions and conditions of the Plan, the Board shall have full and final authority in its discretion: (i) to select the Independent Directors to whom options shall be granted; (ii) to determine the number of shares of Common Stock subject to each option; (iii) to determine the time or times when options will be granted, the manner in which each option shall be exercisable, and the duration of the exercise period; and
(iv) to fix such other provisions of the option agreement as it may deem necessary or desirable consistent with the terms of the Plan. Subject to the terms, provisions and conditions of the Plan, either the Board or the Compensation Committee shall have full and final authority in its discretion to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of the Plan by either the Board or the Compensation Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Board or the Compensation Committee in administering the Plan.

      6. Eligibility. Independent Directors of the Company shall be eligible to receive options under the Plan. No Company director who is also a Company employee or a Subsidiary employee shall be entitled to receive an option under the Plan. Independent Directors to whom options may be granted under the Plan will be those selected by the Board from time to time who, in the sole discretion of the Board, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

      7. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an option agreement signed by the Optionee and by a member of the Board. An option agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan and that the Board may deem appropriate.

            A. Option Period. Options granted under the Plan shall be exercisable immediately and, if not exercised, shall lapse at the earliest of the following times:

                   (i)  ten (10) years from the date of grant; or

                   (ii) the date set by the grant and specified in the applicable option agreement.

            B. Option Price. The Option Price per share of Common Stock shall be the fair market value of the Common Stock on the date the option is granted and shall be subject to adjustments in accordance with the provisions of Section 9.

            C. Fair Market Value. The fair market value of the Common Stock on any given measurement date shall be determined as follows:

                   (i) if the Common Stock is traded on the over-the-counter market, the sale price for the Common Stock in the over-the-counter market on the measurement date (or if there was no sale of the Common Stock on such date, on the immediately preceding date on which there was a sale of the Common Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or

                   (ii) if the Common Stock is listed on a national securities exchange, the closing sale price for the Common Stock on the Composite Tape on the measurement date; or

                   (iii) if the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

            D. Payment of Option Price. Each option shall provide that the purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Board deems acceptable, and which other consideration in the Board's sole discretion may include: (i) Common Stock of the Company already owned by the Optionee having a total fair market value on the date of exercise, determined in accordance with
      Section 7.C, equal to the purchase price, (ii) Common Stock of the Company issuable upon the exercise of a Plan option and withheld by the Company having a total fair market value on the date of exercise, determined in accordance with Section 7.C, equal to the purchase price, as long as the Optionee can produce evidence of ownership for at least six months of a sufficient number of shares of the Company's Common Stock ("Mature Shares") which would cover the amount of the purchase price, or
      (iii) a combination of cash and Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares) having a total fair market value on the date of exercise, determined in accordance with
      Section 7.C, equal to the amount of the purchase price not paid in cash.

            E. Manner of Exercise. Subject to the terms and conditions of any applicable option agreement, any option granted under the Plan may be exercised in whole or in part. To initiate the process for the exercise of an option: (i) the Optionee shall deliver to the Company, or to a broker-dealer in the Common Stock with the original copy to the Company, a written notice of intent to exercise an option specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for the purpose of resale or distribution; and (ii) the Optionee, or the broker-dealer, shall pay for the exercise price of such shares with cash, or if the Board in its discretion agrees to so accept, by delivery to the Company of Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares), or in some combination of cash and such Common Stock acceptable to the Board. If payment of the Option Price is made with Common Stock, the value of the Common Stock used for such payment shall be the fair market value of the Common Stock on the date of exercise as determined in accordance with Section 7.C. The date of exercise of a stock option shall be determined under procedures established by the Board, but in no event shall the date of exercise precede the date on which both the written notice of intent to exercise an option and full payment of the exercise price for the shares as to which the option is being exercised have been received by the Company. Promptly after receiving full payment for the shares as to which the option is being exercised and, provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to the Optionee, deliver to the Optionee a certificate for such shares of the Common Stock. If the Optionee fails to accept delivery of the Common Stock, the Optionee's rights to exercise the applicable portion of the option shall terminate.

            F. Investment Representation. Each option agreement may provide that, upon demand by the Board for such a representation, the Optionee or Optionee Representative shall deliver to the Board at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation before delivery of Common Stock issued upon exercise of an option and before expiration of the option period shall be a condition precedent to the right of the Optionee or Optionee Representative to purchase Common Stock.

            G. Exercise in the Event of Death or Termination of Service. Upon termination of service as an Independent Director, for whatever reason, any and all stock options held by the Optionee shall remain effective and may be exercised by the Optionee or the Optionee Representative until the expiration of the applicable option term.

            H. Transferability of Options. An option granted under the Plan may not be transferable and may be exercised only by the Optionee during the Optionee's lifetime, or by the Optionee Representative in the event of the Optionee's death, to the extent the option was exercisable by the Optionee at the date of his or her death.

            I. No Rights as Shareholder. No Optionee or Optionee Representative shall have any rights as a shareholder with respect to Common Stock subject to his or her option before the date of transfer to Optionee of a certificate or certificates for such shares.

            J. Tax Withholding. To the extent required by applicable law, the Optionee shall, on the date of exercise, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an option exercise or any sale of shares. The Board, in its sole discretion, may permit these obligations to be satisfied in whole or in part with: (i) cash paid by the Optionee or by a broker-dealer on behalf of the Optionee, (ii) shares of Common Stock that otherwise would be issued to the Optionee upon exercise of the option, as long as the Optionee can produce evidence of Mature Shares which would cover the amount of the purchase price, and/or (iii) shares of Common Stock previously acquired. The Company shall not be required to issue shares for the exercise of an option until such tax obligations are satisfied and the Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

      8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver Common Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Common Stock before: (i) the listing of the Common Stock on any stock exchange or over-the-counter market on which the Common Stock may then be listed and (ii) the completion of any registration or qualification of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. To the extent the Company meets the then applicable requirements for the use thereof and to the extent the Company may do so without undue cost or expense, and subject to the determination by the Board of Directors of the Company that such action is in the best interest of the Company, the Company intends to register the issuance and sale of such Common Stock by the Company under federal and applicable state securities laws using a Form S-8 registration statement under the Securities Act of 1933, as amended, or such successor Form as shall then be available.

      9.  Capital Adjustments Affecting Stock, Mergers and Consolidations.

            A. Capital Adjustments. In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

            B. Mergers and Consolidations. In the event the Company merges or consolidates with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a Successor, the kind of shares of Common Stock that shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Optionee shall have the right to purchase: (i) that number of shares of common stock of the Successor that have a book value equal, as of the date of such merger, conversion or acquisition, to the book value, as of the date of such merger, conversion or acquisition, of the shares of Common Stock of the Company theretofore subject to the Optionee's option, (ii) for a purchase price per share that, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the Optionee could have acquired all of the shares of Common Stock of the Company theretofore optioned to the Optionee.

            C. No Effect on Company's Rights. The granting of an option pursuant to the Plan shall not affect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

      10. Amendment, Suspension, or Termination. The Board shall have the right, at any time, to amend, suspend or terminate the Plan. Notwithstanding the foregoing, without the consent of the Optionee, no amendment shall make any changes in an outstanding option which would adversely affect the rights of the Optionee.

      11. Effective Date, Term and Approval. The Plan is effective October 27, 1994 (the date of Board adoption of the Plan). The Plan was approved by stockholders of the Company holding not less than a majority of the shares present and voting at its 1995 annual meeting on April 21, 1995. The Plan shall terminate ten (10) years after the effective date of the Plan and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.

      12. Governing Law; Severability. The Plan shall be governed by the laws of the State of Delaware. The invalidity or unenforceability of any provision of the Plan or any option granted pursuant to the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

      Dated this 26th day of February, 2002.

                                          SYPRIS SOLUTIONS, INC.


                                                /S/  JEFFREY T. GILL

                                          By: _______________________________
                                                Jeffrey T. Gill
                                                President and Chief Executive
                                                Officer

                             Sypris Solutions, Inc.
                                    Suite 450
                                101 Bullitt Lane
                           Louisville, Kentucky 40222

  Revocable Proxy for Annual Meeting of Stockholders to be held on May 7, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF SYPRIS SOLUTIONS, INC.

The undersigned hereby appoints Robert E. Gill and Jeffrey T. Gill, and each of them, as proxies for the undersigned, with full power of substitution to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sypris Solutions, Inc. (the "Company") to be held at 101 Bullitt Lane, Lower Level Seminar Room, Louisville, Kentucky on Tuesday, May 7, 2002, at 10:00 a.m. local time, or any adjournment thereof, as follows, hereby revoking any proxy previously given.

To vote by telephone or Internet, please see the reverse of this card. To vote by mail, please sign and date this card on the reverse, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

                 [_] Please mark your votes as in this example.

Shares represented by this proxy will be voted as directed by the stockholder. If no direction is supplied, the proxy will be voted "FOR" proposal 1, "FOR" proposal 2, "FOR" proposal 3, "FOR" all the nominees listed in proposal 4, "FOR" proposal 5 and "FOR" proposal 6. Please sign, date and return this proxy promptly in the enclosed envelope.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                       "FOR" PROPOSALS 1, 2, 3, 4, 5 and 6

1. Proposal to approve the amendment to Article Fifth of the Company's Certificate of Incorporation. (Proposal 1)

           [_] FOR                [_] AGAINST      [_] ABSTAIN

2. Proposal to approve the amendment to Article Sixth of the Company's Certificate of Incorporation. (Proposal 2)

           [_] FOR                [_] AGAINST      [_] ABSTAIN

3. Proposal to approve the amendment to Article Eighth of the Company's Certificate of Incorporation. (Proposal 3)

           [_] FOR                [_] AGAINST      [_] ABSTAIN

4. Election of directors. (Proposal 4) Unless authority is withheld, this proxy will be voted for the election of all nominees.

                         [_] FOR          [_] WITHHELD

                                    NOMINEES:
--------------------------------------------------------------------------------
        Class I                       Class II                    Class III
--------------------------------------------------------------------------------
   01 Henry F. Frigon             04 R. Scott Gill           07 Jeffrey T. Gill
--------------------------------------------------------------------------------
   02 Robert E. Gill            05 Roger W. Johnson        08 Sidney R. Petersen
--------------------------------------------------------------------------------
  03 William L. Healey            06 Robert Sroka
--------------------------------------------------------------------------------

For, except vote withheld from the following nominee(s):

--------------------------------

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name and number on the space provided above.

5. Proposal to approve the amendment to the Sypris Solutions, Inc. 1994 Stock Option Plan for Key Employees. (Proposal 5)

           [_] FOR                [_] AGAINST      [_] ABSTAIN

6. Proposal to approve the amendment to the Sypris Solutions, Inc. Independent Directors' Stock Option Plan. (Proposal 6)

           [_] FOR                [_] AGAINST      [_] ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

                                          Please sign exactly as name
                                          appears hereon. When shares
                                          are held by joint tenants,
                                          both should sign. When
                                          signing as attorney,
                                          executor, administrator,
                                          trustee, or guardian,
                                          please give full title as
                                          such. If a corporation,
                                          please sign full corporate
                                          name by President or other
                                          authorized officer. If a
                                          partnership, please sign in
                                          partnership name by
                                          authorized person.

                                          --------------------------------------

                                          --------------------------------------
                                          SIGNATURE(S)                      DATE


                                                      Voter Control Number:

                                  [SYPRIS LOGO]

Sypris Solutions, Inc. offers you two convenient ways by which you can vote your shares - either by telephone or through the Internet.

--By Telephone. On a touch-tone telephone call toll free 1-877-PRX-VOTE (1-877-779-8683) to transmit your voting instructions up until 12:00 Midnight
(EST) on May 6, 2002. Please have your proxy card in hand when you call. Listen to the recorded instructions, use the Voter Control Number printed in the box above to access the system, and use your telephone key pad to vote.

--Through the Internet. Access the World Wide Web site www.eproxyvote.com/syp and follow the instructions posted on the web site to transmit your voting instructions up until 12:00 Midnight (EST) on May 6, 2002. Have your proxy card in hand when you access the Web site. You will be prompted to enter your Voter Control Number printed in the box above to obtain your records and to create an electronic voting form.

Your vote by telephone or through the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card.

If you have voted by telephone or Internet, please do not return the proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.